UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06199

The Nottingham Investment Trust II

(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Address of principal executive offices)                                  (Zip code)

A. Vason Hamrick

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922 with a copy to:

John H. Lively

Husch Blackwell Sanders LLP

4801 Main Street, Suite 1000

Kansas City, Missouri 64112

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1.    REPORTS TO STOCKHOLDERS.

Annual Report 2009

March 31, 2009

Fixed Income Trust

This report and the financial statements contained herein are submitted for the general information of the shareholders of The EARNEST Partners Fixed Income Trust (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

Distributor: Capital Investment Group, Inc., 17 Glenwood Avenue, Raleigh, NC 27603, Phone 1-866-515-4626.

Statements in the Annual Report that reflect projections or expectations of future financial or economic performance of the EARNEST Partners Fixed Income Trust (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements, including, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, investment advisor risk, market sector risk and portfolio turnover risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.earnestpartners.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.earnestpartners.com or by calling Shareholder Services at 1-800-773-3863. The prospectus should be read carefully before investing.

Stated performance in the aforementioned Fund was achieved at some or all points during the period by waiving or reimbursing part of the Fund’s total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about May 30, 2009.

For More Information on Your EARNEST Partners Fixed Income Trust:

See Our Web site @ www.earnestpartners.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863

1180 Peachtree Street ~ Suite 2300 ~ Atlanta, GA 30309

(404) 815-8772 ~ Fax (404) 815-8948

E-Mail: invest@earnestpartners.com

www.earnestpartners.com

29 April 2009

Dear Shareholders of the EARNEST Partners Fixed Income Trust:

Enclosed for your review is the annual report of the EARNEST Partners Fixed Income Trust (the “Fund”) for the fiscal year ended 31 March 2009. For the fiscal year, the Fund’s total return trailed that of its benchmark, the Barclays Capital Aggregate Bond Index (“BCABI”),* by 592 basis points, with the Fund having a return of -2.79%, and the BCABI having a return of 3.13% In the Lipper Intermediate Investment Grade Debt Funds category, the Fund ranked 265 out of 580, 236 out of 480, and 88 out of 208 for the one year, three year, and ten year periods, respectively. Thus, the Fund bested 45% of its peer group in this category for the fiscal year ended 31 March 2009 on a total return basis.

It was a tumultuous year for the financial markets. The powerful forces of deleveraging deflated nearly all asset classes and forever changed the landscape on Wall Street as once venerable firms such as Bear Stearns and Lehman Brothers no longer exist. U.S. Treasuries once again proved to be the prized asset class as the greater economy went into retreat and the Federal Open Market Committee cut interest rates to nearly 0%. The Treasury yield curve rallied in response, pushing yields lower across the curve with the 30 year Treasury yield declining to 3.53%, or 75 basis points lower than the previous fiscal year end. While inflation has been benign, the threat of massive Treasury issuance to fund current and future deficits has many investors wondering if the current low Treasury yields can be sustained much longer.

In a year when U.S. Treasuries were the best performing sector, the Fund faced a significant head wind as our process does not include investing in this sector. Instead, the Fund’s performance during the period was driven by our continued focus on other government issued and backed securities and corporate credit. The Fund’s corporate investments are often secured by hard assets and carry higher yields than U.S. Treasuries that carry no excess yield or risk premium.

Looking forward, we think we see some encouraging signs and attractive opportunities for the Fund. We believe the U.S. government has demonstrated its clear determination to support the financial system. With the creation of TARP (Troubled Asset Relief Program), TALF (Term Asset Backed Lending Facility) and other forms of intervention, certain asset prices have begun to find support. That is not to say that all sectors and prices will return to their prior levels. Risk, as we have argued in the past, was mispriced for several years and we believe many real estate related securities have been, and will become, permanently impaired. Fortunately, the Fund’s fertile fishing pond never included such securities. Our experience in the many government agency and high quality sectors supported by real assets has provided the Fund with steady returns in an unstable world. Many of these sectors and securities, often backed by the full faith and credit of the U.S. government, are currently being offered at spreads (the risk premium above comparable maturity U.S. Treasuries) comparable to where high yield bonds were trading not too long ago. We believe these types of securities are the foundation of the Fund’s time tested process and its future success.

Very Truly Yours,

Earnest Partners LLC

Brad Buie, CFA

* The BCABI is a benchmark index made up of USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities, Asset-Backed Securities, and Commercial Mortgage-Backed Securities sectors.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (800)525-3863. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

EARNEST Partners Fixed Income Trust

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 1999 to March 31, 2009

Performance Returns for the period ended March 31, 2009.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio*
EARNEST Partners Fixed Income Trust	(2.79)%	2.02%	4.43%	0.94%
Cumulative Total Investment Returns	Ten Year	Final Value of $10,000 Investment
EARNEST Partners Fixed Income Trust	54.22%	$15,422
Barclays Capital Aggregate Bond Index	74.04%	$17,404
Lipper Intermediate Investment Grade Debt Fund Index	48.37%	$14,837

	EARNEST Partners Fixed Income Trust	Barclays Capital Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Fund Index
3/31/1999	10,000	10,000	10,000
3/31/2000	10,147	10,187	10,138
3/31/2001	11,309	11,464	11,339
3/31/2002	11,685	12,077	11,889
3/31/2003	13,238	13,488	13,109
3/31/2004	13,956	14,217	13,881
3/31/2005	13,940	14,380	13,994
3/31/2006	14,270	14,705	14,252
3/31/2007	15,246	15,674	15,117
3/31/2008	15,865	16,876	15,660
3/31/2009	15,422	17,404	14,838

This graph assumes an initial investment of $10,000 at March 31, 1999. All dividends and distributions are reinvested. This graph depicts the performance of the EARNEST Partners Fixed Income Trust (the “Fund”) versus the Barclays Capital Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2008. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.earnestpartners.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$997.70	$1.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.40%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2009
		Shares or	Coupon /	Maturity	Value
		Principal	Discount Rate	Date	(Note 1)

UNITED STATES AGENCY & RELATED OBLIGATIONS - 43.39%
	Alter Barge Line Title XI	$222,000	6.000%	3/1/2026	$ 245,750
*	Ecuador Government AID Bond	31,707	7.050%	5/1/2015	36,298
	General Electric Capital Corp	150,000	3.000%	12/9/2011	154,446
	Matson Navigation Co Inc	507,000	5.337%	9/4/2028	542,307
	Morgan Stanley	150,000	1.950%	6/20/2012	149,777
	Perforadora Central SA de CV	300,055	5.240%	12/15/2018	316,198
	Reinauer Maritime Co LLC	594,000	5.875%	11/30/2026	653,786
	Rowan Cos Inc	357,138	2.800%	10/20/2013	350,713
	SBA Series 1992-20H	62,310	7.400%	8/1/2012	64,039
	SBA Series 1995-20-L	66,838	6.450%	12/1/2015	71,048
	SBA Series 1997-20A	52,361	7.150%	1/1/2017	56,583
	SBA Series 1998-20B	161,229	6.150%	2/1/2018	171,811
	SBA Series 2000-20K	364,479	7.220%	11/1/2020	398,801
	SBA Series 2001-20A	262,044	6.290%	1/1/2021	282,327
	SBA Series 2001-20K	467,838	5.340%	11/1/2021	495,498
	SBA Series 2002-10B	240,407	5.300%	3/1/2012	246,627
	SBA Series 2003-10B	229,793	3.390%	3/1/2013	232,025
	SBA Series 2005-20L	149,621	5.390%	12/1/2025	160,935
	SBA Series 2006-20K	551,693	5.360%	11/1/2026	596,591
	SBA Series 2008-20D	186,164	5.370%	4/1/2028	193,610
	Sterling Equipment, Inc.	234,145	6.125%	9/28/2019	254,256

Total United States Agency Obligations (Cost $5,444,641)					5,673,426

ASSET-BACKED SECURITIES - 1.52%
	Consumer Funding 2001-1 A4	114,426	4.980%	4/20/2012	115,905
	Massachusetts RBB Trust 1999-1 A5	79,826	7.030%	3/15/2012	82,458

Total Asset-Backed Securities (Cost $200,962)					198,363

MORTGAGE-BACKED SECURITIES - 6.00%
	FNMA Pool #926050	257,276	5.000%	4/1/2038	265,764
	GNMA II Pool #3665	498,422	5.500%	1/20/2035	519,288

Total Mortgage-Backed Securities (Cost $741,508)					785,052

					(Continued)

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2009
		Shares or	Coupon /	Maturity	Value
		Principal	Discount Rate	Date	(Note 1)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.15%
	Citigroup Commercial Mortgage Trust 2007-C6 A4	$350,000	5.700%	12/10/2049	$ 240,440
	Citigroup/Deutsche Bank CMT 2006-CD3 AJ	655,000	5.688%	10/15/2048	170,753
	Federal Agricultural Mortgage Corp Series AM-1003	285,105	6.760%	4/25/2013	307,786
*	FHA Downtowner Apts	43,181	8.375%	11/1/2011	43,430
*	FHA Reilly #046	13,695	6.513%	6/1/2014	13,580
*	FHA USGI #87	34,159	7.430%	8/1/2023	34,214
	GNMA Trust 2004-6A	81,249	3.261%	12/16/2021	81,244
	GNMA Trust 2002-35	66,335	5.863%	10/16/2023	67,078
	JP Morgan Chase CMS Corp Trust 2006-CB17 A3	605,000	5.450%	12/12/2043	498,795

Total Commercial Mortgage-Backed Securities (Cost $2,133,664)					1,457,320

CORPORATE OBLIGATIONS - 35.34%

Financials - 7.44%
	GMAC LLC	375,000	6.875%	8/28/2012	207,051
	Provident Cos Inc	375,000	7.000%	7/15/2018	274,884
	USB Capital IX	650,000	6.189%	12/29/2049	256,750
	Wachovia Capital Trust III	650,000	5.800%	3/15/2042	234,000
					972,685

Industrials - 20.51%
	American Airlines Pass Through Trust 2001-01	438,379	6.977%	5/23/2021	223,574
*	Burlington Northern & Santa Fe Railway Co 1998-CTR	240,413	6.230%	7/2/2018	275,219
	Continental Airlines Inc	575,923	7.707%	4/2/2021	426,183
	CSXT TRUST 1998 A	300,000	6.550%	6/15/2013	291,996
	CVS Pass-Through Trust	378,973	6.036%	12/10/2028	284,802
*	Federal Express Corp 1999 Pass Through Trust	109,694	7.650%	1/15/2022	141,724
	Ford Motor Credit Co LLC	250,000	7.375%	2/1/2011	188,927
	GATX Financial Corp	500,000	6.273%	6/15/2011	475,505
	Pulte Homes Inc	325,000	5.250%	1/15/2014	273,000
*	Union Pacific Railroad Co 2001 Pass Through Trust	87,685	6.630%	1/27/2022	101,017
					2,681,947
Utilities - 7.39%
	Commonwealth Edison Co	350,000	5.900%	3/15/2036	286,614
	FPL Group Capital Inc	450,000	6.350%	10/1/2066	324,000
	Nevada Power Co	375,000	5.875%	1/15/2015	355,408
					966,022

Total Corporate Obligations (Cost $6,376,101)					4,620,654

					(Continued)

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2009
Shares or	Value
Principal	(Note 1)

INVESTMENT COMPANY - 1.11%
§	Dreyfus Treasury Cash Management, 0.05%	144,889	$ 144,889

Total Investment Company (Cost $144,889)	144,889

Total Value of Investments (Cost $15,041,765) - 98.51%	$ 12,879,704

Other Assets Less Liabilities - 1.49%	195,315

Net Assets - 100%	$ 13,075,019

§	Represents 7 day effective yield
*	Securities valued using Matrix System (note 1)

Summary of Investments by Category
% of Net
Category	Assets	Value
United States Agency & Related Obligations	43.39%	$5,673,426
Asset-Backed Securities	1.52%	198,363
Mortgage-Backed Securities	6.00%	785,052
Commercial Mortgage-Backed Securities	11.15%	1,457,320
Corporate Obligations	35.34%	4,620,654
Investment Company	1.11%	144,889
Total	98.51%	$12,879,704

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Statement of Assets and Liabilities

As of March 31, 2009

Assets:
Investments, at value (cost $15,041,765)	$12,879,704
Cash	1,805
Receivables:
Investments sold	194,264
Fund shares sold	6,947
Dividends & interest	206,175
Prepaid expenses
Fund accounting fees	2,300
Compliance services fees	669
Other expenses	3,679

Total assets	13,295,543

Liabilities:
Payables:
Investments purchased	193,666
Fund shares repurchased	2,608
Distributions	2,847
Accrued expenses	19,379
Due to affiliates:
Advisor (note 2)	2,024

Total liabilities	220,524

Net Assets	$13,075,019

Net Assets Consist of:
Capital	$16,692,413
Undistributed net investment income	33,728
Accumulated net realized loss on investments	(1,489,061)
Net unrealized depreciation on investments	(2,162,061)

Total Net Assets	$13,075,019
Shares Outstanding, no par value (unlimited authorized shares)	1,351,416
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$9.68

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Statement of Operations

For the fiscal year ended March 31, 2009

Investment Income:
Interest	$1,437,435
Dividends	4,613

Total Investment Income	1,442,048

Expenses:
Advisory fees(note 2)	115,303
Administration fees (note 2)	32,745
Transfer agent fees(note 2)	19,964
Fund accounting fees (note 2)	29,562
Compliance service fees(note 2)	7,750
Custody fees(note 2)	7,306
Registration and filing administration fees(note 2)	3,326
Legal fees	12,412
Audit and tax preparation fees	16,064
Registration and filing expenses	3,607
Printing expenses	277
Trustee fees and meeting expenses	2,757
Securities pricing fees	18,263
Chief compliance officer fees	9,000
Other operating expenses	13,890

Total Expenses	292,226

Expenses reimbursed by advisor (note 2)	(74,194)
Advisory fees waived (note 2)	(115,303)

Net Expenses	102,729

Net Investment Income	1,339,319

Realized and Unrealized Loss on Investments

Net realized loss from investment transactions	(583,917)
Change in unrealized depreciation on investments	(1,587,300)

Realized and Unrealized Loss on Investments	(2,171,217)

Net Decrease in Net Assets Resulting from Operations	$(831,898)

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Statements of Changes in Net Assets

For the fiscal year ended March 31,	2009	2008

Operations:
Net investment income	$1,339,319	$2,040,663
Net realized (loss) gain from investment transactions	(583,917)	58,081
Change in unrealized depreciation on investments	(1,587,300)	(399,156)

Net (Decrease) Increase in Net Assets Resulting from Operations	(831,898)	1,699,588

Distributions to Shareholders: (note 4)
Net investment income	(1,322,473)	(2,078,275)

Decrease in Net Assets Resulting from Distributions	(1,322,473)	(2,078,275)

Capital Share Transactions: (note 5)
Shares sold	484,063	1,079,697
Reinvested dividends and distributions	1,292,880	2,059,323
Shares repurchased	(21,199,869)	(12,510,535)

Decrease from Capital Share Transactions	(19,422,926)	(9,371,515)

Net Decrease in Net Assets	(21,577,297)	(9,750,202)

Net Assets:
Beginning of Year	34,652,316	44,402,518
End of Year	$13,075,019	$34,652,316

Undistributed Net Investment Income	$33,728	$-

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Financial Highlights

For a share outstanding during each
fiscal year ended March 31,	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$ 10.51	$ 10.61	$ 10.41	$ 10.63	$ 11.08

(Loss) Income from Investment Operations
Net investment income	0.55	0.52	0.49	0.44	0.41
Net realized and unrealized (loss) gain
on securities	(0.84)	(0.09)	0.21	(0.19)	(0.42)

Total from Investment Operations	(0.29)	0.43	0.70	0.25	(0.01)

Less Distributions:
Dividends (from net investment income)	(0.54)	(0.53)	(0.50)	(0.47)	(0.44)

Total Distributions	(0.54)	(0.53)	(0.50)	(0.47)	(0.44)

Net Asset Value, End of Year	$ 9.68	$ 10.51	$ 10.61	$ 10.41	$ 10.63

Total Return (a)	(2.79)%	4.16%	6.84%	2.36%	(0.12)%

Net Assets, End of Year (in thousands)	$13,075	$34,652	$44,403	$32,012	$39,403

Average Net Assets for the Year (in thousands)	$25,623	$41,949	$37,799	$37,536	$34,988

Ratios of:
Gross Expenses to Average Net Assets (b)	1.14%	0.94%	0.95%	0.96%	0.97%
Net Expenses to Average Net Assets (b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net Investment Income to Average Net Assets	5.23%	4.86%	4.66%	4.10%	3.69%

Portfolio turnover rate	23.61%	19.38%	26.51%	28.13%	43.87%

(a)					Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)					The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

For the fiscal year ended March 31, 2009

 __________________________________________________________________________

1.	Organization and Significant Accounting Policies

EARNEST Partners Fixed Income Trust (the “Fund”) is a series fund. The Fund is a series portfolio of The Nottingham Investment Trust II (the “Trust”), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as a diversified company as defined in the 1940 Act.

The Fund commenced operations on November 15, 1991. The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment-grade fixed-income securities.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Fund’s investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the value of a portfolio security, such as fixed income security which is typically valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

The financial statements include securities valued at $645,482 (4.94% of net assets) whose values have been estimated using a method approved by the Trust’s Board of Trustees. Such securities are valued using a matrix pricing system which considers the yields of securities of comparable price, yield, yield curve, maturity, and relative risk, especially the current market yields of U.S. Treasury securities with similar remaining years to maturity. The value for the security is then periodically recalibrated by use of an observable input such as a dealer quote. The values estimated using the matrix pricing system may differ from the values that would have resulted from actual purchase and sale transactions.

Fair Value Measurement

In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement on Accounting Standards No. 157, “Fair Value Measurement” (“SFAS 157”). SFAS 157 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

For the fiscal year ended March 31, 2009

 __________________________________________________________________________

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets:

As of	Valuation Inputs	Investments In Securities
March 31, 2009	Level 1	$ - -
	Level 2	12,788,480
	Level 3	91,224

The following is a reconciliation of Level 3 investments in securities noted above:

Description	Level 3 Reconciliation
Balance, beginning of fiscal year	$ 109,961
Accrued discounts (premiums)	(60)
Realized gain (loss)	(103)
Change in unrealized appreciation (depreciation)	(590)
Net purchases (sales)	(17,984)
Balance, end of fiscal year	$ 91,224

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions

The Fund may declare and distribute dividends from net investment income at the end of each month. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the Fund’s shares were owned directly or indirectly by five or fewer individuals at a certain time during the last half of the fiscal year. As a personal holding company, the Fund may be subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

For the fiscal year ended March 31, 2009

 __________________________________________________________________________

2.	Transactions with Affiliates and Other Service Providers

Advisor

The Fund pays a monthly advisory fee to EARNEST Partners, LLC (the “Advisor”) based upon the average daily net assets of the Fund and is calculated at the annual rate as shown in Schedule A.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable under a Rule 12b-1 Plan) to not more than 0.40% of the average daily net assets of the Fund for the current fiscal year. There can be no assurance that the Expense Limitation Agreement will continue in the future. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three (3) fiscal years, provided that the Fund’s total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 0.40% as described above. As of March 31, 2009 the recapturable reimbursed expense amounts are as follows for the fiscal years ended 2007, 2008 and 2009: $209,087, $227,427 and $189,497, respectively. These amounts are set to expire in 2010, 2011, and 2012, respectively. The expense limitation percentages, as well as the Advisory fees waived and expenses reimbursed for the fiscal year ended March 31, 2009 are included in Schedule A, provided below.

___________________________________________________________________________________________

Schedule A: Advisor Fees	Expense Limitation Ratio	Advisor Fees Waived	Expenses Reimbursed
Average Net Assets				Rate
All assets	0.45%	0.40%	$115,303	$74,194

Administrator

The Fund pays a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rate shown in Schedule B provided below, which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the custodian for the Fund, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. A breakdown of these fees is included in Schedule B, provided below.

___________________________________________________________________________________________
Schedule B: Administration Fees (1)		Custody Fees (2)		Fund Accounting Fees (monthly)	Fund Accounting Asset Based Fees		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate		Average Net Assets	Annual Rate
On all assets	0.125%	First $100 million	0.020%	$2,250	On all assets	0.01%	$160 per state
		Over $100 million	0.009%
(1)	Subject to minimum fees of $2,000 per month.
(2)	Subject to minimum fees of $400 per month.

Compliance Services

Nottingham Compliance Services, LLC (“NCS, LLC”), a wholly owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act. It receives compensation for this service at an annual rate of $7,750.

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

For the fiscal year ended March 31, 2009

 __________________________________________________________________________

Transfer Agent

North Carolina Shareholder Services, LLC (the “Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund. It receives compensation for its services at a rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month. The Transfer Agent is also reimbursed for out-of-pocket expenses.

Distributor

Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.

Certain Trustees and officers of the Trust are also employees and/or officers of the Advisor, the Administrator, NCS, LLC, the Transfer Agent, or the Distributor.

3.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below. Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

____________________________________________________________________________________________

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
March 31, 2009	$5,930,184	$25,139,248	$3,144,072	$18,950,919

4.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2006, 2007, and 2008 and determined that the implementation of Financial Accounting Standards Board Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations. As of and during the year ended March 31, 2009, the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of paydown losses and the expiration of capital loss carryforwards. For the fiscal year ended March 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

__________________________________________________________________________________________

Paid-in Capital	$ (48,200)
Undistributed Net Investment Income (Loss)	16,882
Undistributed Net Realized Gain (Loss) on Investments	31,318

Distributions during the fiscal years ended were characterized for tax purposes as follows:

	March 31, 2009	March 31, 2008
Ordinary Income	$1,322,473	$2,078,275
Long-term capital gain	-	-

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

For the fiscal year ended March 31, 2009

 __________________________________________________________________________

At March 31, 2009, the tax-basis cost of investments and components of distributable earnings were as follows:

__________________________________________________________________________________________

Cost of Investments	$15,041,765

Unrealized Appreciation	$335,716
Unrealized Depreciation	(2,497,777)
Net Unrealized Appreciation (Depreciation)	(2,162,061)
Undistributed Ordinary Income	33,728
Accumulated Capital Losses	(1,309,924)
Other Book/Tax Differences	(179,137)

Distributable Earnings	$(3,617,394)

Accumulated capital losses noted above represent net capital loss carryovers as of March 31, 2009 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Capital loss carryforwards in the amounts of $141,621, $419,427, $323,224, $3,990, and $421,662 are set to expire in fiscal years ending 2013, 2014, 2015, 2016 and 2017, respectively. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the Fund’s fiscal year-end that have not been recognized for tax purposes. Other book to tax differences in the current year primarily consists of these post-October loss deferrals.

5.         Capital Share Transactions

For the fiscal year ended March 31,	2009	2008
Transactions in Capital Shares
Shares sold	46,953	102,286
Reinvested distributions	129,238	195,231
Shares repurchased	(2,123,395)	(1,182,502)
Net Decrease in Capital Shares	(1,947,204)	(884,985)
Shares Outstanding, Beginning of Year	3,298,620	4,183,605
Shares Outstanding, End of Year	1,351,416	3,298,620

6.	New Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

7.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects that risk of loss to be remote.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Nottingham Investment Trust II and the Shareholders of EARNEST Partners Fixed Income Trust:

We have audited the accompanying statement of assets and liabilities of EARNEST Partners Fixed Income Trust, a series of shares of The Nottingham Investment Trust II (the "Fund"), including the schedule of investments, as of March 31, 2009, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2005 were audited by other auditors whose report dated April 29, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EARNEST Partners Fixed Income Trust as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

May 27, 2009

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

For the fiscal year ended March 31, 2009

 __________________________________________________________________________

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included in Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the fund at 1-800-773-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

3.	Additional Information About Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees received aggregate compensation of $2,367 during the fiscal year ended March 31, 2009 from the Fund for their services to the Fund and Trust. The Interested Trustees and officers (other than the Chief Compliance Officer) did not receive compensation for their services to the Fund and Trust.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 76	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	6

Independent Trustee of the following: DGHM Investment Trust for the one series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

For the fiscal year ended March 31, 2009

 __________________________________________________________________________

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James H. Speed, Jr., 55	Trustee	Since September 2002	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	6

Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies). Member of Board of Directors of NC Mutual Life Insurance Company. Member of Board of Directors of M&F Bancorp.

Interested Trustees*
Keith A. Lee, 48 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; Vice President and Principal Executive Officer, the Brown Capital Management Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Managing Director/Senior Portfolio Manager of Brown Capital Management, Inc. (advisor of the Brown Capital Management Funds); previously, Senior Vice President of Brown Capital Management, Inc.	6	None
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
Other Officers
Eddie C. Brown, 68 1201 N. Calvert Street Baltimore, Maryland 21202	President, the Brown Capital Management Funds	Since 1992	President and Chief Executive Officer of Brown Capital Management, Inc.; previously, Trustee of the Trust from 1992 until June 2002.	n/a	n/a
Richard K. Bryant, 49 Post Office Box 32249 Raleigh, NC 27622	Vice President	Since 2006

President of Capital Investment Group, Inc. (distributor of the Funds); Vice President of Capital Investment Counsel, Inc.; President of Capital Investment Brokerage, Inc. (broker/dealer firm); and President of N.C. Securities Industry Association (trade organization); Previously, Trustee of the Trust from 1990 until June 2002 and September 2002 until August 2006.

				n/a	n/a
Douglas S. Folk, 48 1180 Peachtree Street Suite 2300 Atlanta, Georgia 30309	President and Principal Executive Officer, the Fund	Since 2004	Partner and Portfolio Manager of EARNEST Partners, LLC.	n/a	n/a
Vason Hamrick, 32	Secretary and Assistant Treasurer	Since 2007	Corporate Counsel to The Nottingham Company since 2004.	n/a	n/a
Angela D. Mincher, 42	Treasurer, Assistant Secretary and Principal Financial Officer	Since 2008	Systems Analyst for The Nottingham Company since 2005; previously, Fund Accountant for The Nottingham Company.	n/a	n/a

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

For the fiscal year ended March 31, 2009

 __________________________________________________________________________

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Julian G. Winters, 40	Chief Compliance Officer	Since 2004

Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.

				n/a	n/a

EARNEST Partners Fixed Income Trust

is a series of

The Nottingham Investment Trust II

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

NC Shareholder Services	EARNEST Partners, LLC
116 South Franklin Street	1180 Peachtree Street, Suite 2300
Rocky Mount, North Carolina 27804	Atlanta, Georgia 30309

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-322-0068

World Wide Web @:	World Wide Web @:

ncfunds.com	earnestpartners.com

Annual Report 2009

March 31, 2009

Balanced Fund

Equity Fund

Small Company Fund

International Equity Fund

Mid-Cap Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Brown Capital Management Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution. The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Capital Investment Group, Inc., 17 Glenwood Avenue, Raleigh, NC 27603, Phone 1-866-515-4626.

Table of Contents

Balanced Fund	4
Equity Fund	10
Small Company Fund	16
International Equity Fund	22
Mid-Cap Fund	30
Statements of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	40
Notes to Financial Statements	43

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Brown Capital Management Funds (“Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, including, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investments in the Funds are subject to investment risks, including, without limitation, market risk, investment style risk, investment advisor risk, market sector risk, equity securities risk, and portfolio turnover risk. In addition to the risks above, which are applicable to all the Funds, the Balanced Fund has credit risk, interest rate risk, maturity risk and investment-grade securities risk; the Small Company Fund has small companies risk; the International Equity Fund has emerging market risk, currency risk, Euro risk, political/economic risk, regulatory risk and transaction costs risk; and the Mid-Cap Fund has mid-cap companies risk. More information about these risks can be found in the Funds’ prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

Aninvestor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains these and other information about the Funds. A copy of the prospectus is available by calling Shareholder Services at 1-877-892-4226. The prospectus should be read carefully before investing.

Regarding the Brown Capital Management Balanced Fund, Equity Fund, Mid-Cap Fund and International Equity Fund:

Stated performance in the aforementioned Funds was achieved at some or all points during the year by waiving or reimbursing part of those Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about May 30, 2009.

For More Information on Your Brown Capital Management (BCM) Mutual Funds:

See Our Website @ www.browncapital.com

or

Call Our Shareholder Services Group Toll-Free at 1-877-892-4BCM, (1-877-892-4226)

May 20, 2009

The Brown Capital Management Balanced Fund

Performance

As shown in the table below, your Balanced Fund outpaced the broad market index as measured by the S&P 500 Total Return Index and the weighted benchmark comprised of the S&P 500 Total Return Index (75%) and Barclays Capital U.S. Government/Credit Index (25%), by 12.56% and 3.85%, respectively, for the Fund’s fiscal year ending March 31, 2009.

As of March 31, 2009	One Year Total Return
Balanced Fund	-25.53%
S&P 500 Total Return Index*	-38.09%
75% S&P 500 Total Return / 25% Barclays U.S. Government/Credit Index**	-29.38%

* The S&P 500 Total Return Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Total Return Index.

** The Barclays Capital U.S. Government/Credit Index represents securities that are U.S. domestic, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities.

Portfolio Review

As you are aware, Brown Capital Management will soon close the Brown Capital Management Balanced Fund. This was a difficult decision, given the many loyal investors who invested in the Balanced Fund since its inception in 1992. Brown Capital Management, which is an investment adviser that focuses predominately in equity investing, created this Balanced Fund with more risk-averse investors in mind. Many of you are long time supporters of Brown Capital Management and welcomed the Fund with modest exposure to the credit markets in an effort to reduce some of the equity market’s volatility. While we can state confidently that this approach was successful over the past fiscal year, one of the factors contributing to the close of your Fund is its odd positioning relative to others in the marketplace with similar nomenclature.

Since your Fund is an aggressively weighted Balanced Fund, performance is typically dictated by the equity portion of the Balanced Fund’s portfolio that Brown Capital Management attempts to maintain at a weighting of 75% (please see report on the Equity Fund for additional details regarding the equity portion of your Fund) compared to the fixed income weighting of 25%. Balanced funds that are more traditional generally maintain equity weightings of 50%-60% and fixed income weightings of 40%-50%. Importantly, the equity portion of your portfolio is the same as the Brown Capital Management Equity Fund, which demonstrated improved performance over the past year. Consistent with your Fund’s objective, the high quality bonds held in your portfolio mitigated some of the risk associated with the equity portion of your Fund, contributing meaningfully to the 9.81% difference in performance between the Balanced Fund and the Equity Fund.

This exposure proved to be particularly important as equity markets experienced one of the most difficult periods in our country’s financial and economic history. Such events did not exclude the credit markets, but the Barclays Capital U.S. Government Credit Index posted a modest positive return relative to the equity markets that posted returns down over 38% (as measured by the S&P 500 Total Return Index) over the same period.

Despite any recent success, it remained difficult to look past the fiscal realities associated with the management and upkeep of your Balanced Fund. We launched this Fund in 1992 and since that time, many of you generously invested with us and remained investors over many years, no matter the performance record. Being mindful of your loyalty and commitment, we kept your Fund open despite slow asset growth year over year. During the period from commencement of operations through today, your Fund’s assets, even at peak levels, barely covered its expenses. Marketing efforts, including our assumption of Fund expenses pursuant to an Expense Limitation Agreement, have not been successful in significantly increasing the size of the Fund. As noted earlier, categorization challenges were also an obstacle in growing your Fund’s assets.

It became painfully apparent, particularly in the current economic environment, that sales of your Fund would not likely be sufficient to allow the Fund to reach a size adequate to spread expenses over a sufficient asset base and realize a satisfactory expense ratio. Since the inception of the Balanced Fund, we waived all or a portion of our fees and assumed a significant portion of the expenses of the Fund. In the absence of such waivers and assumption, the Fund’s return to shareholders would have been significantly lower.

We would like to extend sincere thanks for the loyalty and commitment that you, many long time shareholders, demonstrated. This is not a decision we take lightly. Importantly, this is not the end of the Brown Capital Management mutual funds. The Mid Cap, Small Company and International Equity Funds will remain open. Should any satisfy your risk profile and/or meet your investment needs we welcome the opportunity to retain you as a shareholder. Thank you again for your confidence in Brown Capital Management and your investment in the Balanced Fund.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 1-877-892-4226. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

The Brown Capital Management Balanced Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 1999 to March 31, 2009

Performance Returns for the periods ended March 31, 2009.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio*
The Brown Capital Management Balanced Fund	(25.53%)	(4.66%)	(2.88%)	1.76%
Cumulative Total Investment Returns	Ten Year	Final Value of $10,000 Investment
The Brown Capital Management Balanced Fund	(25.32%)	$7,468
S&P 500 Total Return Index	(26.25%)	$7,375
Barclays Capital U.S. Government / Credit Bond Index	72.97%	$17,297
75% S&P 500 Total Return Index & 25% Barclays Capital U.S. Government / Credit Bond Index	(1.45%)	$9,855

	The Brown Capital Management Balanced Fund	Barclays Capital U.S. Government / Credit Bond Index	S&P 500 Total Return Index	75% S&P 500 Total Return Index & 25% Lehman Government / Corporate Bond Index
3/31/1999	10,000	10,000	10000	10000
3/31/2000	10,822	10,168	11794	11,388
3/31/2001	9,666	11,452	9238	9,791
3/31/2002	9,458	11,961	9260	9,935
3/31/2003	7,392	13,561	6967	8,616
3/31/2004	9,480	14,395	9414	10,659
3/31/2005	9,211	14,454	10044	11,146
3/31/2006	10,232	14,746	11222	12,103
3/31/2007	10,413	15,686	12549	13,333
3/31/2008	10,027	16,996	11912	13,158
3/31/2009	7,468	17,297	7375	9,855

This graph assumes an initial investment of $10,000 at March 31, 1999. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Balanced Fund (the “Fund”) versus S&P 500 Total Return Index, Barclays Capital U.S. Government / Credit Bond Index, and a combined index of 75% S&P 500 Total Return Index and 25% Barclays Capital U.S. Government / Credit Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2008. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.browncapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$804.10	$5.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.20%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

The Brown Capital Management Balanced Fund

Schedule of Investments

As of March 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - 69.13%

Consumer Discretionary - 7.15%
*	Coach Inc	6,470	$ 108,049
*	Dick's Sporting Goods Inc	5,415	77,272
	Staples Inc	6,510	117,896
*	Starbucks Corp	5,370	59,661
	Target Corp	2,813	96,739
*	Tractor Supply Co	3,830	138,110
			597,727
Consumer Staples - 8.67%
μ	Diageo PLC	1,160	51,910
*	Hansen Natural Corp	2,157	77,652
	Philip Morris International Inc	7,467	265,676
	Walgreen Co	2,220	57,631
	Wal-Mart Stores Inc	2,588	134,835
	Whole Foods Market Inc	8,155	137,004
			724,708
Energy - 5.25%
	Diamond Offshore Drilling Inc	1,406	88,381
	Schlumberger Ltd	3,292	133,720
*	Transocean Ltd	2,062	121,328
	XTO Energy Inc	3,131	95,872
			439,301
Financials - 5.74%
	JPMorgan Chase & Co	6,905	183,535
	T Rowe Price Group Inc	6,810	196,537
	The Goldman Sachs Group Inc	945	100,189
			480,261
Health Care - 12.56%
	Abbott Laboratories	4,330	206,541
*	Celgene Corp	3,815	169,386
*	Covance Inc	1,865	66,450
*	Gilead Sciences Inc	5,884	272,547
	Medtronic Inc	5,070	149,413
*	St Jude Medical Inc	2,105	76,474
*	Waters Corp	2,960	109,372
			1,050,183

			(Continued)

The Brown Capital Management Balanced Fund

Schedule of Investments

As of March 31, 2009
				Shares	Value (Note 1)

COMMON STOCKS - (Continued)

Industrials - 5.94%
	Expeditors International of Washington Inc			2,185	$ 61,814
	General Electric Co			17,570	177,633
	Norfolk Southern Corp			1,963	66,251
	United Technologies Corp			4,435	190,616
					496,314
Information Technology - 20.83%
*	Adobe Systems Inc			2,895	61,924
*	Apple Inc			1,672	175,761
*	Cisco Systems Inc			9,455	158,560
	Corning Inc			14,516	192,627
*	EMC Corp			14,227	162,188
*	Google Inc			875	304,553
	Hewlett-Packard Co			7,790	249,747
	International Business Machines Corp			1,605	155,508
*	Oracle Corp			12,210	220,635
	The Western Union Co			4,825	60,650
					1,742,153
Materials - 2.99%
	Ecolab Inc			2,590	89,951
	Praxair Inc			1,426	95,955
	Sigma-Aldrich Corp			1,700	64,243
					250,149

	Total Common Stocks (Cost $8,065,397)				5,780,796

INVESTMENT COMPANY - 3.16%
§	Dreyfus Cash Management, 0.74%			264,451	264,451

	Total Investment Company (Cost $264,451)				264,451

			Interest	Maturity
		Principal	Rate	Date
U.S. GOVERNMENT OBLIGATIONS - 16.28%
	United States Treasury Note	$ 660,000	4.500%	02/15/2016	761,475
	United States Treasury Note	360,000	4.500%	02/28/2011	385,256
	United States Treasury Note	200,000	3.500%	02/15/2018	214,625

	Total U.S. Government Obligations (Cost $1,204,651)				1,361,356

					(Continued)

The Brown Capital Management Balanced Fund

Schedule of Investments

As of March 31, 2009
Interest	Maturity	Value
Principal	Rate	Date	(Note 1)

CORPORATE OBLIGATIONS - 11.42%
Dow Capital BV	$ 15,000	9.200%	6/1/2010	$ 14,988
General Electric Capital Corp	350,000	5.250%	10/19/2012	336,951
NSTAR Electric Co	60,000	7.800%	5/15/2010	62,090
Sears Roebuck Acceptance Corp	170,000	7.000%	2/1/2011	127,981
The Coca-Cola Co	200,000	5.750%	3/15/2011	213,700
The Dow Chemical Co	170,000	7.380%	11/1/2029	109,599
π	Wal-Mart Stores Pass Through Trust	79,871	8.070%	12/21/2012	89,304

Total Corporate Obligations (Cost $1,066,320)	954,613

Total Value of Investments (Cost $10,600,819) - 99.99%	$ 8,361,216

Other Assets Less Liabilities - 0.01%	554

Net Assets - 100%	$ 8,361,770

*	Non-income producing investment
§	Represents 7 day effective yield
μ	American Depositary Receipt
π	Priced by fair value, represents 1.07% of the net assets.

The following acronym is used in this portfolio:
PLC - Public Limited Company (British)

Summary of Investments by Sector
% of Net
Sector	Assets	Value
Consumer Discretionary	7.15%	$ 597,727
Consumer Staples	8.67%	724,708
Corporate Obligations	11.42%	954,613
Energy	5.25%	439,301
Financials	5.74%	480,261
Health Care	12.56%	1,050,183
Industrials	5.94%	496,314
Information Technology	20.83%	1,742,153
Materials	2.99%	250,149
U.S. Government Obligations	16.28%	1,361,356
Other	3.16%	264,451
Total	99.99%	$ 8,361,216

See Notes to Financial Statements

May 20, 2009

The Brown Capital Management Equity Fund

Performance

As shown in the table below, your Fund, which invests primarily in large cap and mid cap growth companies, outpaced the both broad market index and trailed the comparative stylized index for the fiscal year ended March 31, 2009. Your Fund outpaced the broad market index, the Standard & Poor’s 500 Total Return Index, by 2.75% and trailed the stylized index, the Russell 1000® Growth Index, by 1.06% over the Fund’s fiscal year. For the one-year period, the Fund was in the 47th percentile out of 1770 mutual funds in Morningstar’s Large Cap Growth Category. Morningstar Peer Rankings: 3 year – 88th percentile (1491 funds); 5 Year – 97th percentile (1229 funds); 10 Year – 79th percentile (615 funds).

Peer Group Rankings above reflect the average annual returns of the Fund when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

As of March 31, 2009	One Year Total Return
Equity Fund	-35.34%
S&P 500 Total Return Index*	-38.09%
Russell 1000® Growth Index**	-34.28%

* The S&P 500 Total Return Index is a market capitalization weighted index that is widely used as a barometer of the U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Total Return Index.

** The Russell 1000®Growth Index measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth value.

Portfolio Review

As you are aware, Brown Capital Management will soon close the Brown Capital Management Equity Fund. This was a difficult decision, one made more difficult given the modest improvement in performance over the past fiscal year, particularly relative to our peers. We mentioned in detail last year all that is required to meet your needs as investors and truly began to demonstrate the level of commitment required to achieve this objective.

The reduced turnover in your portfolio was a reflection of our enhanced focus on an evaluation horizon of three to five years. Ending March 31, 2009, your portfolio turnover was 39.19%, a meaningful reduction from the 62.98% in the prior year. Stock selection and sector allocation contributed to improved performance. The best example was a sizeable overweight in Information Technology that contributed meaningfully to returns. Companies in this sector included Apple Inc. (2.6%), Adobe Systems (1.2%), Oracle Corporation (3.3%) and Google (5.2%), just to name a few. These investments reflect varying types of exposure in the technology arena. Some of these holdings we have held for a long time, while others are new. Collectively they provided varied exposure to the technology market and, for this short-term period, delivered returns, which is our expectation of the holdings in your Fund. While we did not outpace the stylized index, we were proud of the progress made in your Fund over the past year.

Despite this improved performance, it remains difficult to look past the fiscal realities associated with the management and upkeep of your Equity Fund. We launched this Fund in 1992 and since that time, many of you generously invested with us and remained investors over many years, no matter the performance record. Being mindful of your loyalty and commitment, we kept your Fund open despite slow asset growth year over year. During the period from commencement of operations through today, your Fund’s assets, even at peak levels, barely covered its expenses. Marketing efforts, including our assumption of Fund expenses pursuant to an Expense Limitation Agreement, have not been successful in significantly increasing the size of the Fund. Making matters more difficult is an increasingly competitive environment (given the significant increase in large cap growth funds during the past ten years) and a period of unprecedented underperformance in the recent past.

It became painfully apparent, particularly in the current economic environment, that sales of your Fund would not likely be sufficient to allow the Fund to reach a size adequate to spread expenses over a sufficient asset base and realize a satisfactory expense ratio. Since the inception of the Equity Fund, we waived all or a portion of our fees and assumed a significant portion of the expenses of the Fund. In the absence of such waivers and assumption, the Fund’s return to shareholders would have been significantly lower.

We would like to extend sincere thanks for the loyalty and commitment that you, many long time shareholders, demonstrated. This is not a decision we take lightly. Importantly, this is not the end of the Brown Capital Management mutual funds. The Mid Cap, Small Company and International Equity Funds will remain open. Should any satisfy your risk profile and/or meet your investment needs we welcome the opportunity to retain you as a shareholder. Thank you again for your confidence in Brown Capital Management and your investment in the Equity Fund.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 1-877-892-4226. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

The Brown Capital Management Equity Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 1999 to March 31, 2009

Performance Returns for the periods ended March 31, 2009.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio*
The Brown Capital Management Equity Fund	(35.34%)	(8.22%)	(5.66%)	1.95%
Cumulative Total Investment Returns	Ten Year	Final Value of $10,000 Investment
The Brown Capital Management Equity Fund	(44.13%)	$5,587
S&P 500 Total Return Index	(26.25%)	$7,375

	The Brown Capital Management Equity Fund	S&P 500 Total Return Index
3/31/1999	10,000	10000
3/31/2000	11,341	11794
3/31/2001	9,429	9238
3/31/2002	9,055	9260
3/31/2003	6,302	6967
3/31/2004	8,580	9414
3/31/2005	8,207	10044
3/31/2006	9,325	11222
3/31/2007	9,407	12549
3/31/2008	8,641	11912
3/31/2009	5,587	7375

This graph assumes an initial investment of $10,000 at March 31, 1999. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Equity Fund (the “Fund”) versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2008. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.browncapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$708.60	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.20%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

The Brown Capital Management Equity Fund

Schedule of Investments

As of March 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - 94.69%

Consumer Discretionary - 10.57%
*	Coach Inc	6,705	$ 111,974
*	Dick's Sporting Goods Inc	6,985	99,676
	Staples Inc	5,264	95,331
*	Starbucks Corp	5,010	55,661
	Target Corp	2,275	78,237
*	Tractor Supply Co	3,535	127,472
			568,351
Consumer Staples - 11.36%
μ	Diageo PLC	1,185	53,029
*	Hansen Natural Corp	1,692	60,912
	Philip Morris International Inc	6,080	216,326
	Walgreen Co	900	23,364
	Wal-Mart Stores Inc	2,106	109,723
	Whole Foods Market Inc	8,780	147,504
			610,858
Energy - 7.14%
	Diamond Offshore Drilling Inc	1,218	76,563
	Schlumberger Ltd	2,931	119,057
*	Transocean Ltd	1,787	105,147
	XTO Energy Inc	2,714	83,103
			383,870
Financials - 8.25%
	JPMorgan Chase & Co	6,180	164,265
	T Rowe Price Group Inc	6,535	188,600
	The Goldman Sachs Group Inc	855	90,646
			443,511
Health Care - 16.80%
	Abbott Laboratories	3,510	167,427
*	Celgene Corp	3,125	138,750
*	Covance Inc	1,530	54,514
*	Gilead Sciences Inc	4,748	219,927
	Medtronic Inc	4,810	141,751
*	St Jude Medical Inc	2,070	75,203
*	Waters Corp	2,865	105,862
			903,434

			(Continued)

The Brown Capital Management Equity Fund

Schedule of Investments

As of March 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

Industrials - 8.28%
	Expeditors International of Washington Inc	2,005	$ 56,722
	General Electric Co	15,430	155,997
	Norfolk Southern Corp	1,703	57,476
	United Technologies Corp	4,075	175,144
			445,339
Information Technology - 28.22%
*	Adobe Systems Inc	2,950	63,101
*	Apple Inc	1,361	143,068
*	Cisco Systems Inc	7,740	129,800
	Corning Inc	12,921	171,462
*	EMC Corp	12,663	144,358
*	Google Inc	805	280,188
	Hewlett-Packard Co	6,380	204,543
	International Business Machines Corp	1,505	145,819
*	Oracle Corp	9,995	180,610
	The Western Union Co	4,320	54,302
			1,517,251
Materials - 4.07%
	Ecolab Inc	2,355	81,789
	Praxair Inc	1,161	78,124
	Sigma-Aldrich Corp	1,560	58,952
			218,865

	Total Common Stocks (Cost $7,089,410)		5,091,479

INVESTMENT COMPANIES - 6.11%
§	Dreyfus Cash Management, 0.74%	242,294	242,294
§	Fidelity Institutional Money Market Funds, 0.98%	86,293	86,293

	Total Investment Companies (Cost $328,587)		328,587

Total Value of Investments (Cost $7,417,997) - 100.80%			$ 5,420,066

Liabilities in Excess of Other Assets - (0.80)%			(42,788)

Net Assets - 100%			$ 5,377,278

			(Continued)

The Brown Capital Management Equity Fund

Schedule of Investments

As of March 31, 2009

*	Non-income producing investment
§	Represents 7 day effective yield
μ	American Depositary Receipt

The following acronym is used in this portfolio:
PLC - Public Limited Company (British)

	Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Consumer Discretionary	10.57%	$ 568,351
	Consumer Staples	11.36%	610,858
	Energy	7.14%	383,870
	Financials	8.25%	443,511
	Health Care	16.80%	903,434
	Industrials	8.28%	445,339
	Information Technology	28.22%	1,517,251
	Materials	4.07%	218,865
	Other	6.11%	328,587
	Total	100.80%	$ 5,420,066

See Notes to Financial Statements

May 20, 2009

The Brown Capital Management Small Company Fund

Performance

As shown in the table below, your Fund outpaced the broad market and stylized index for the fiscal year ending March 31, 2009. The reason for the outperformance was stock selection. Your Fund outperformed the broad market, as measured by the S&P 500 Total Return Index, by 14.09% and the stylized small cap growth index, the Russell 2000® Growth Index, by 12.36%. The Fund’s results during the period are also favorable when compared to the Fund’s peers as it earned a first percentile ranking in Morningstar’s Small Growth Category, which is comprised of 801 funds. What we believe shareholder should find of greater importance is the fact that your Fund earned first, third and eighth percentile rankings over three years (678 funds), five years (566 funds) and ten years (293 funds), respectively.

Peer Group Rankings above reflect the average annual returns of the Fund when compared to similarly managed funds as defined by rating agency, Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

As of March 31, 2009	One Year Total Return
Small Company Fund	-24.00%
S&P 500 Total Return Index*	-38.09%
Russell 2000® Growth Index**	-36.36%

* The S&P 500 Total Return Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Total Return Index.

** The Russell 2000® Growth Index measures the performance of those Russell 2000®companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio Review

We restate the following annually, but given the uniqueness of our investment approach it is worth repeating. As many of our investors understand, we are not benchmark oriented (also known as benchmark agnostic) and do not seek to construct a portfolio using traditional definitions or guidelines. While we are justifiably categorized as a small “cap” growth manager, our efforts to unearth exceptional small companies with the wherewithal to become exceptional large companies has nothing to do with capitalization. We believe that small companies are better-measured using operating revenue. Many small cap growth managers place sector and security “bets” against a stylized benchmark like the Russell 2000® Growth Index. We believe that exceptional small companies may not appear in a conventional index, let alone be properly categorized, making sector or security “bets” useless. We focus on investing in companies that we believe will deliver exceptional returns over long periods. While we are fundamentally different, we understand that as an active manager, we are compared to conventional benchmarks and peer groups. Thanks to the uniqueness of our approach, it should be no surprise that we do not communicate our successes or failures in conventional terms.

Although this is your Fund’s third consecutive year of performance in the top decile among its Morningstar category peers, we remember well your 2005 report and the 94th percentile ranking earned among the same peer group. While our peer category had average portfolio turnover of 123% as of March 31, 2009, your Small Company Fund boasts turnover of 8.09% over the same period and 12.85% average portfolio turnover since 2005. In simple terms, many of the same companies that drove performance in the 94th percentile in 2005 are the same companies responsible for top decile performance over the last three years. Leading contributors to your Fund’s current performance, Green Mountain Coffee Roasters (3.8%), Quality Systems (4.6%) and Macrovision Solutions Corporation (4.1%) were all holdings in 2005. Conversely, some of your Fund’s leading performance detractors, Flir Systems (2.5%) and Bruker Corporation (1.1%) were also holdings in 2005. Consistent with the Small Company Fund investment program that seeks early identification of “exceptional small companies with the wherewithal to become exceptional large companies,” your investment team dedicates meaningful time to identifying and unearthing the specific growth drivers of each company in the portfolio. While developing such an in depth investment thesis may require more time than most, it dictates discipline, patience and high conviction and, ultimately results in low turnover.

One byproduct of our approach that may artificially inflate current turnover is acquisitions. Occasionally, early identification of competitive small and/or niche organizations become attractive takeover targets for larger businesses. The Small Company Fund has a record of holding securities of “exceptional small companies” that are purchased by larger companies. Such an example is LifeCell Corporation acquired out of the portfolio in May. Consistent with the simple criteria that companies in the portfolio save “time, lives, money and headaches,” LifeCell makes skin graft materials processed from cadaver skin, used in reconstructive plastic, dental, and burn surgeries. Your portfolio typically retains a healthy weight in Medical/Healthcare since technological advancements in this area are particularly beneficial to patient care. Small companies, with the characteristics we seek, can be very successful and, as evidenced by LifeCell may not be retained in the portfolio as long as we would like.

These successes do pose a challenge in that, over time, new companies must be identified. In the prior report, we alluded to the sizeable cash flows that noteworthy performance may attract. Meaningful cash flows and companies acquired out of the portfolio, at a premium, are good problems to have but may pose unique challenges to a small company manager. Experiences over the years position us favorably with the resources and insights required to address these matters going forward.

While we remain optimistic about the positioning of your portfolio, we are cognizant of this historically difficult economic environment. We are not economists and do not retain the skills necessary or interest in “timing the markets,” but we do have confidence in our ability to identify early “exceptional small companies.” The Small Company Fund is not for everyone since our benchmark agnostic approach has the potential to deliver performance that deviates meaningfully from the benchmark. We are fortunate to be in a period where this deviation favors investors, but believe the greatest beneficiaries are those that remained or became investors during more difficult performance periods. If shareholders demonstrate the same patience and tolerance that we do in the companies that appear in your portfolio, we expect a mutually beneficial relationship to occur. Thank you for your investment and confidence in Brown Capital Management and the Small Company Fund.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 1-877-892-4226. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For Information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

The Brown Capital Management Small Company Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 1999 to March 31, 2009

Performance Returns for the period ended March 31, 2009.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio*
The Brown Capital Management Small Company Fund	(24.00%)	(0.50%)	5.65%	1.22%
Cumulative Total Investment Returns	Ten Year		Final Value of $10,000 Investment
The Brown Capital Management Small Company Fund	73.22%		$17,322
Russell 2000® Index	21.12%		$12,112
Russell 2000® Growth Index	(14.94%)		$8,506

	The Brown Capital Management Small Company Fund	Russell 2000® Index	Russell 2000® Growth Index
3/31/1999	10,000	10,000	10,000
3/31/2000	17,885	13,729	15,905
3/31/2001	15,865	11,625	9,573
3/31/2002	19,946	13,250	10,047
3/31/2003	11,773	9,678	6,869
3/31/2004	17,765	15,855	11,208
3/31/2005	15,901	16,713	11,306
3/31/2006	20,523	21,033	14,453
3/31/2007	23,100	22,275	14,680
3/31/2008	22,793	19,379	13,367
3/31/2009	17,322	12,112	8,506

This graph assumes an initial investment of $10,000 at March 31, 1999. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) versus the Russell 2000® Index and the Russell 2000® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2008. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.browncapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$740.30	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.34

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.26%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Brown Capital Management Small Company Fund

Schedule of Investments

As of March 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - 93.10%

Business Services - 24.68%
*	ACI Worldwide Inc	419,500	$ 7,865,625
	Balchem Corp	295,302	7,420,939
*	Concur Technologies Inc	320,650	6,153,274
*	Diodes Inc	829,686	8,802,968
	Dynamic Materials Corp	399,871	3,662,818
*	IRIS International Inc	699,471	8,064,901
*	Macrovision Solutions Corp	715,045	12,720,651
*	Nuance Communications Inc	463,424	5,032,785
ß*	PROS Holdings Inc	1,308,754	6,085,706
*	SPSS Inc	394,105	11,204,405
			77,014,072
Consumer Related - 10.58%
*	Dolby Laboratories Inc	304,400	10,383,084
*	DTS Inc	426,375	10,258,582
*	Green Mountain Coffee Roasters Inc	243,011	11,664,528
*	Panera Bread Co	12,900	721,110
			33,027,304
Industrial Products & Systems - 16.37%
*	ANSYS Inc	383,396	9,623,240
	CARBO Ceramics Inc	329,961	9,384,091
	Cognex Corp	406,548	5,427,416
*	Dionex Corp	138,540	6,546,015
*	FEI Co	476,450	7,351,623
*	FLIR Systems Inc	371,983	7,618,212
*	Measurement Specialties Inc	689,254	2,819,049
*	Symyx Technologies	519,892	2,313,519
			51,083,165
Information/Knowledge Management - 14.96%
*	Accelrys Inc	245,978	978,992
	American Software Inc	822,493	4,334,538
	Blackbaud Inc	656,107	7,617,402
*	Manhattan Associates Inc	310,900	5,384,788
*	Netscout Systems Inc	699,180	5,006,129
	Quality Systems Inc	313,800	14,199,450
*	Tyler Technologies Inc	626,190	9,161,160
			46,682,459

			(Continued)

The Brown Capital Management Small Company Fund

Schedule of Investments

As of March 31, 2009
			Shares	Value (Note 1)

COMMON STOCKS - (Continued)

	Medical/Health Care - 21.35%
	*	Abaxis Inc	819,257	$ 14,123,991
	*	Affymetrix Inc	75,455	246,738
	*	Bruker Corp	568,600	3,502,576
	*	Gen-Probe Inc	230,550	10,508,469
	*	Immucor Inc	448,620	11,282,793
	*	Kensey Nash Corp	413,781	8,801,122
		Meridian Bioscience Inc	467,916	8,478,638
	*	Palomar Medical Technologies Inc	109,700	796,422
		Techne Corp	162,600	8,895,846
				66,636,595
	Pharmaceuticals - 5.16%
	*	Albany Molecular Research Inc	318,255	3,001,145
	*	Human Genome Sciences Inc	303,495	251,901
	*	Incyte Corp Ltd	431,570	1,009,874
	*	Kendle International Inc	237,097	4,969,553
		Medicis Pharmaceutical Corp	51,000	630,870
	*	Neogen Corp	285,085	6,223,405
				16,086,748

		Total Common Stocks (Cost $311,824,130)		290,530,343

INVESTMENT COMPANIES - 6.05%
	§	Dreyfus Cash Management, 0.74%	13,606,611	13,606,611
	§	Fidelity Institutional Money Market Funds, 0.98%	5,290,794	5,290,794

		Total Investment Companies (Cost $18,897,405)		18,897,405

Total Value of Investments (Cost $330,721,535) - 99.15%				$ 309,427,748

Other Assets Less Liabilities - 0.85%				2,638,520

	Net Assets - 100%			$ 312,066,268

*	Non-income producing investment
§	Represents 7 day effective yield.
ß	Affiliated company - The Fund owns greater than 5% of this security. See Note 1 for more information on affiliated
		companies.

				(Continued)

The Brown Capital Management Small Company Fund

Schedule of Investments

As of March 31, 2009

	Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Business Services	24.68%	$ 77,014,072
Consumer Related	10.58%	33,027,304
Industrial Products & Systems	16.37%	51,083,165
Information/Knowledge
Management	14.96%	46,682,459
Medical/Health Care	21.35%	66,636,595
Pharmaceuticals	5.16%	16,086,748
Other	6.05%	18,897,405
Total	99.15%	$ 309,427,748

See Notes to Financial Statements

May 20, 2009

The Brown Capital Management International Equity Fund

Performance

As shown in the table below, your International Equity Fund returned -46.39% for the year ending March 31, 2009. This compares to a -46.20% return for the Morgan Stanley Capital Index- Europe Australasia, and Far East (“MSCI EAFE”) and a -46.18% return for the MSCI (All County World Free Index - Except United States) (“MSCI AC World Free Ex-USA”). For the fiscal year ended March 31, 2009, relative to peers, your fund ranked in the 44th percentile in Morningstar’s Foreign Large Growth Category comprised of 261 funds. Morningstar Peer Rankings: 3 year – 77th percentile (212 funds); 5 Year – 78th percentile (164 funds).

Peer Group Rankings above reflect the average annual returns of the Fund when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

As of March 31, 2009	One Year Total Return
International Equity Fund	-46.39%
MSCI EAFE Index*	-46.20%
MSCI AC World Free Ex-USA Index**	-46.18%

* The MSCI EAFE Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 21 developed countries in Europe, Australasia, and the Far East and takes into account the value of dividends that would have been received by those securities.

** The MSCI AC World Free Ex-USA Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 49 developed and emerging countries, excluding those of the United States, and takes into account the value of dividends that would have been received by those securities.

Portfolio Review

Despite trailing the unmanaged MSCI EAFE and MSCI AC World Free Ex-USA Indices, your Fund demonstrated improving performance versus its peers earning a 44th percentile ranking compared to 96th percentile this time last year (Morningstar Foreign Large Growth Category was comprised of 224 funds on March 31, 2008). Ironically, the same driver (a lack of exposure to commodities) to improved performance relative to the Fund’s peer group was the primary detractor in performance when compared to the unmanaged indices.

For nearly two years, we have communicated extensively about our views on commodity stocks. We were unable to find commodity companies that fit our criteria, but we have instead found more attractive opportunities in traditional growth sectors, like consumer and healthcare.  We remained disciplined and true to our process, even when that meant we were deeply out of step with the market.  This means that we were completely out of formerly “hot” sectors like mining, steel, engineering and chemicals. It is worth noting that we believe that we now have a window to buy energy and material companies at 2004 (or better) prices, even though in our opinion, many franchises are far stronger and more valuable today. While we expect to remain underweight in commodity exposure, we believe more attractive valuations exist in the marketplace that are allowing us to uncover select opportunities that meet our criteria for inclusion in the Fund’s portfolio.  For example, in the third quarter of 2008 we took an initial position in Nabors (1.8%), an outstanding global oil services franchise with what we perceive to be significant international growth opportunity. Nabors emerged from a prepackaged Chapter 11 reorganization in the late 1980’s with an equity capitalization. As virtually the only contract driller not burdened by debt during the previous oil boom, it built itself by acquiring weaker competitors at discounted prices.  More recently, Nabors has fully transformed itself from a predominantly North American land driller to one of the world’s leading international players.   We think Nabors can grow and perform well even at much lower oil price levels, and would note that the shares are available to us at 2004/05 prices when oil sold in the $50-60 p/barrel range. We built the position over time and benefited from volatility and fear in the marketplace.

In the first quarter of 2009, we purchasedBP PLC (2.3%) one of the world’s largest integrated oil companies, based in the UK, with important interests in both non-renewable and renewable energy.  Our purchase of BP complements our existing holdings in the industry: Singapore Petroleum, Canadian Natural Resources and Nabors.  We believe all three franchises have outstanding growth prospects (even at lower oil prices), strong management, and a sound financial condition. Importantly, we think that all of our energy holdings are well positioned to grow organically and help protect the portfolio from the ravages of inflation over time.  We expect BP shares will benefit as the group buys valuable oil and natural gas properties below the cost of production from distressed sellers during the ongoing industry downturn.

We provide these examples to demonstrate our commitment to the investment approach. Our goal is to construct and maintain a diversified portfolio of value creating, growth companies domiciled outside of the U.S. We do so by identifying those international companies trading at the deepest discount to their long-term earnings potential and/or present value. By investing in these companies at reasonable valuations, there is the potential to deliver competitive long-term returns. Many challenged the merits of our approach and discipline since there was little good news to report since delivering the results that appeared in the Fund’s shareholder report for the period ended March 31, 2006. We think what is now overwhelmingly apparent is that we avoided the “commodity bubble” thanks to our discipline and find your portfolio better positioned to capitalize on more enduring drivers to growth, such as an aging population.

Since the “commodity bubble” began to burst in the third quarter of 2008, we are cognizant that your assets with us are worth less today than they were this time last year. Recognizing the severity of the current economic environment, markets around the world pierced through the lows set in 2002. These are levels not seen since the mid 1990’s. Since our mandate requires that we remain fully invested, we are strictly limited in the amount of cash we can hold so there is no “defensive” action we take based on the structure of your Fund’s guidelines. As the fiscal year ended, despite a modest “uptick,” declines in developed markets persisted, but emerging markets showed surprising resilience led by BRIC countries (Brazil, Russia, India, China); notably China, in addition to Korea. We believe that this is a trend that may continue since emerging markets have the wherewithal to engage in massive fiscal stimulus as a means of pulling their economies out of the current economic downdraft. This is not easily achieved in developed countries given the magnitude of stimulus required to effect economic outcomes. Your portfolio is limited to 15% in emerging markets and while many chased performance during the commodity bubble, we deliberately identified and invested in what we think are exceptional companies, many in emerging markets that have the ability to fuel and sustain long-term growth.

We are optimistic about the long-term prospects for your Fund and will remain deliberate and disciplined in the execution of our investment approach. We remain cognizant of the Fund’s total expense ratio that remains capped at 2.00% under an Expense Limitation Agreement with Brown Capital Management and that has helped to prevent further drag on the Fund’s performance We are aware of these matters and accountable for them. With improving team tenure in the management of your Fund and improving performance, we look forward to being better positioned to address the issues or critical mass that drive the total expense ratio of your Fund. We appreciate your investment and confidence in Brown Capital Management and the International Equity Fund.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 1-877-892-4226. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

The Brown Capital Management International Equity Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from May 28, 1999 (Date of Commencement of Operations) to March 31, 2009

Performance Returns for the periods ended March 31, 2009.
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio*
The Brown Capital Management International Equity Fund	(46.39%)	(4.09%)	(1.52%)	2.15%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
The Brown Capital Management International Equity Fund	(14.01%)	$8,599
MSCI All Country World Free EX USA Gross Index	9.14%	$10,914
MSCI EAFE International Gross Index	(3.45%)	$9,655
The Fund’s inception date – May 28, 1999 (Date of Commencement of Operations).

	The Brown Capital Management International Equity Fund	MSCI All Country World Free EX USA Gross Index	MSCI EAFE International Gross Index
5/28/1999	10,000	10,000	10,000
3/31/2000	11,856	12,873	12,683
3/31/2001	9,998	9,419	9,429
3/31/2002	9,352	8,874	8,653
3/31/2003	6,538	6,905	6,667
3/31/2004	10,593	11,043	10,544
3/31/2005	12,228	12,826	12,178
3/31/2006	14,659	16,434	15,214
3/31/2007	17,794	19,768	18,362
3/31/2008	16,040	20,277	17,945
3/31/2009	8,599	10,914	9,655

This graph assumes an initial investment of $10,000 at May 28, 1999 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) versus the MSCI All Country World Free EX USA Gross Index and the MSCI EAFE International Gross Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2008. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.browncapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$688.00	$8.42
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 2.00%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - 87.35%

Austrian Equity - 2.39%
	Raiffeisen International Bank Holding AG	5,797	$ 163,345
			163,345
Belgium Equity - 0.78%
*	RHJ International	14,878	53,169
			53,169
Bermuda Equities - 3.58%
*	Nabors Industries Ltd	12,512	124,995
	Tyco International Ltd	6,099	119,296
			244,291
Canadian Equity - 1.12%
	Canadian Natural Resources Ltd	1,968	76,344
			76,344
Chinese Equities - 3.59%
*µ	Baidu Inc	268	47,329
	Ping An Insurance Group Co of China Ltd	33,100	197,517
			244,846
Egyptian Equity - 1.98%
Ω	Orascom Telecom Holding SAE	6,045	135,287
			135,287
Finland Equities - 2.69%
	Kone OYJ	6,331	131,207
µ	Nokia OYJ	4,497	52,480
			183,687
French Equities - 6.97%
*µ	Flamel Technologies SA	5,780	34,680
	Neopost SA	2,468	191,495
	Sanofi-Aventis SA	4,432	249,529
			475,704
German Equities - 2.27%
	Bayerische Motoren Werke AG	3,554	102,456
	Deutsche Telekom AG	4,205	52,344
			154,800
Hong Kong Equities - 4.03%
	Esprit Holdings Ltd	32,565	165,964
	Vitasoy International Holdings Ltd	255,215	109,322
			275,286
			(Continued)

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

Indian Equity - 1.59%
Ω	LIC Housing Finance	12,282	$ 108,647
			108,647
Irish Equities - 4.09%
	C&C Group PLC	77,567	133,962
	DCC PLC	9,597	145,345
			279,307
Israeli Equity - 3.05%
µ	Teva Pharmaceutical Industries Ltd	4,618	208,041
			208,041
Italian Equities - 2.65%
	Azimut Holding SpA	20,672	110,469
	Tod's SpA	1,650	70,298
			180,767
Japanese Equities - 17.03%
	Asatsu-DK Inc	6,772	112,635
	Daito Trust Construction Co Ltd	2,660	88,700
	Japan Tobacco Inc	98	259,351
	Meitec Corp	5,420	66,598
	Mitsubishi Estate Co Ltd	8,700	96,879
	Nintendo Co Ltd	450	129,367
	Nissin Healthcare Food Service Co Ltd	10,375	100,119
	Sapporo Holdings Ltd	29,000	109,303
	Suruga Bank Ltd	7,000	57,294
	Yamaha Motor Co Ltd	16,090	142,263
			1,162,509
Korean Equities - 4.81%
*µ	Gmarket Inc	9,541	156,568
*µ	KB Financial Group Inc	2,584	62,662
µ	SK Telecom Co Ltd	7,087	109,494
			328,724
Mexican Equities - 2.92%
µ	Fomento Economico Mexicano SAB de CV ADR	4,593	115,790
	Wal-Mart de Mexico SAB de CV	35,918	83,898
			199,688
Russian Equity - 0.30%
*	Rambler Media Ltd	5,514	20,746
			20,746
			(Continued)

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

	Singapore Equities - 3.90%
	Singapore Petroleum Co Ltd	65,660	$ 123,463
	UOB-Kay Hian Holdings Ltd	197,360	142,733
			266,196
	Swiss Equities - 5.67%
	Nestle SA	3,668	123,996
	Nobel Biocare Holding AG	7,075	120,703
	Roche Holding AG	362	49,675
	The Swatch Group AG	766	92,528
			386,902
	United Kingdom Equities - 10.06%
	BP PLC	23,133	156,481
	British Sky Broadcasting Group PLC	12,208	75,924
	Diageo PLC	10,750	121,299
	Reed Elsevier PLC	15,258	109,669
	SABMiller PLC	6,879	102,342
	United Business Media Ltd	9,864	60,250
	Vitec Group PLC	27,043	60,524
			686,489
	United States Equity - 1.88%
	Invesco Ltd	9,266	128,427
			128,427

	Total Common Stocks (Cost $8,478,214)		5,963,202

INVESTMENT COMPANIES - 12.39%
§	Dreyfus Cash Management, 0.74%	331,115	331,115
§	Dreyfus Treasury Cash Management, 0.05%	183,932	183,932
§	Fidelity Institutional Money Market Funds, 0.98%	331,115	331,115

	Total Investment Companies (Cost $846,162)		846,162

Total Value of Investments (Cost $9,324,376) - 99.74%			$ 6,809,364

Other Assets Less Liabilities - 0.26%			17,859

	Net Assets - 100%		$ 6,827,223

*	Non-income producing investment.
µ	American Depositary Receipt.
Ω	Global Depositary Receipts.
§	Represents 7 day effective yield.

			(Continued)

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2009

The following acronyms and abbreviations are used in this portfolio:

AG - Aktiengesellschaft (Austrian, German, & Switzerland)
OYJ - Julkinen Osakeyhtiö (Finland)
PLC - Public Limited Company (Ireland & United Kingdom)
SA - Societe Anonyme (French & Switzerland)
SAB de CV - Convertible Securities (Mexican)
SAE - Societe Anonyme Egyptienne (Egyptian)
SpA - Societa Per Azioni (Italian)

Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Consumer Discretionary	16.31%	$ 1,113,378
Consumer Staples	16.98%	1,159,263
Energy	7.05%	481,284
Financials	17.72%	1,209,840
Health Care	9.71%	662,628
Industrials	6.77%	462,447
Information Technology	8.46%	577,237
Telecommunication Services	4.35%	297,125
Other	12.39%	846,162
Total	99.74%	$ 6,809,364

See Notes to Financial Statements

May 20, 2009

The Brown Capital Management Mid-Cap Fund

Performance

As shown in the table below, your Mid-Cap Fund outperformed both the broad market and stylized index for the fiscal year ending March 31, 2009. It outpaced the S&P 500 Total Return Index by 17.29% and the Russell Midcap® Growth Index by 18.78% on a total return basis. Your Fund’s performance also outpaced the peer group average for the fiscal year as measured by Morningstar’s Mid-Cap Growth Category, ranking in the first percentile out of 906 funds. This peer performance also improved longer-term rankings favorably as evidenced by second percentile (805 peers) and thirteenth percentile (673 peers) rankings over three and five year periods, respectively.

Peer Group Rankings above reflect the average annual returns of the Fund when compared to similarly managed funds as defined by rating agency Morningstar. In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

As of March 31, 2009	One Year Total Return
Mid-Cap Fund	-20.80%
S&P 500 Total Return Index*	-38.09%
Russell Midcap® Growth Index**	-39.58%

* The S&P 500 Total Return Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Total Return Index.

*** The Russell Midcap®Growth Index measures the performance of those Russell Midcap®companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000®Growth Index.

Portfolio Review

Your Mid Cap Fund outperformed both broad market and the stylized mid cap index for the second year in a row. In last year’s report, we stated, “it is imperative that we develop the conviction required to improve your Fund’s long-term performance record. While we remain confident in our abilities to identify and invest in value creating mid-cap companies that have the potential to become large companies, it is equally important that we exercise the discipline necessary to ensure the potential of these companies is maximized in your portfolio.” These same tenets serve as the foundation of a time-tested investment approach that Brown Capital Management has effectively utilized for the last twenty-five years. It became apparent, over time, that returning to fundamentals was the only way to improve your Fund’s long-term record.

We also are working towards demonstrating our conviction to our discipline via lower turnover. Although your portfolio’s turnover, as of March 31, 2009, is 51.21%, a significant reduction from an historical high of 80.70% in 2006, we anticipate further reduction to better reflect our evaluation horizon of 3-5 years.

Importantly, we identify companies using a fundamental, bottom-up approach. While we are cognizant of the benchmark from a risk budgeting perspective, it has no other bearing on the way we select companies. This approach resulted in the Fund’s portfolio being overweighted versus the benchmark in Healthcare, Consumer Staples and Consumer Discretionary. Consistent with the benefits of diversification, you will find both leading contributors and detractors of performance in these sectors.

The leading equity contributor to performance for the fiscal year was Allscripts-Misys Healthcare Solutions, Inc. (3.4%), which is a provider of clinical software, connectivity and information solutions that are used by physicians. We believe that Allscripts is uniquely positioned to benefit from the increasing demand in the medical industry for “just in time information.” Unlike its competitors, Allscripts focuses on practice management solutions for small to medium sized medical offices. We believe this is a largely under-penetrated market that has yet to benefit from the transition from a paper based record keeping system to one that is digitally based. Recent news that the stimulus package allocated sizeable assets to digitize medical records benefited Allscripts directly. While this news was helpful to the stock price, this was an attractive investment thesis to us some time ago when we took an initial position in your Fund in December 2005. In the same sector is Covance, Inc. (2.4%), a leading performance detractor for the fiscal year. Despite being a leading drug development services company providing a range of early-stage and late-stage product development services on a worldwide basis primarily to the pharmaceutical, biotechnology and medical device industries, Covance was impacted by the global slowdown garnering fewer outsourced contracts from large pharmaceutical companies and small biotechnology firms. We are not deterred by this temporary setback because we think it has no bearing on our investment thesis. We believe that both large and small institutions will continue to seek expense reductions making Covance an attractive outsourced solution long-term.

Both Consumer Discretionary and Consumer Staples sectors were also over weight in your portfolio compared to the benchmark. Both sectors faced a challenging headwind given the economic environment. Despite this fact, in Consumer Staples is Hansen Natural Corporation (3.6%), a leading contributor thanks to a unique product offering in the alternative beverage category. Known best for its category-leading line of Monster Energy Drinks, the company benefited from a broadened distribution agreement with Coca-Cola. Dick’s Sporting Goods (2.9%) is a full-line sporting goods retailer that offers an assortment of brand name sporting goods equipment, apparel, and footwear in a specialty store environment. Despite a challenging economic environment that decimated discretionary income, Dick’s remains a category leader and has yet to grow significantly west of the Mississippi. Importantly, despite an increasing footprint we believe Dick’s still delivers a regional offering to its customers competing favorably with niche providers in the areas they serve. Dick’s was a leading performance detractor over the last twelve months, but nonetheless remains a company that, in our view, has exceptional long-term potential.

An additional contributor to performance this year was cash in the portfolio. This does not reflect a defensive posture or change in the investment program. This contribution was the residual of a cash event that occurred in the process of closing the Investor Share Class of your Mid-Cap Fund.

Last year we mentioned the importance of developing conviction in the companies in your Fund. We believe our confidence in Covance and Dick’s and lower turnover is early evidence of progress in this area. As mentioned, our ultimate goal is a return to the same fundamentals that distinguished Brown Capital Management in its early years. In doing so, we remain confident in the merits of our approach and the benefits for long-term investors. Thank you for your confidence in Brown Capital Management and the Mid Cap Fund.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 1-877-892-4226. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

The Brown Capital Management Mid-Cap Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from September 30, 2002 (Date of Commencement of Operations) to March 31, 2009

Performance Returns for the periods ended March 31, 2009.
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio*
The Brown Capital Management Mid-Cap Fund	(20.80%)	(1.12%)	4.70%	2.81%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
The Brown Capital Management Mid-Cap Fund	34.80%	$13,480
Russell MidCap® Growth Index	33.78%	$13,378
S&P 400 MidCap Index	30.58%	$13,058
*The Fund’s inception date – September 30, 2002 (Date of Commencement of Operations).

	The Brown Capital Management Mid-Cap Fund	Russell MidCap® Growth Index	S&P 400 MidCap Index
9/30/2002	10,000	10,000	10,000
3/31/2003	10,280	10,914	10,114
3/31/2004	14,263	16,332	15,080
3/31/2005	14,793	17,689	16,652
3/31/2006	17,519	21,701	20,253
3/31/2007	17,571	22,315	21,964
3/31/2008	17,021	22,143	20,433
3/31/2009	13,480	13,378	13,058

This graph assumes an initial investment of $10,000 at September 30, 2002 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid-Cap Fund (the “Fund”) versus the Russell MidCap® Growth Index and the S&P 400 MidCap Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2008. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.browncapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$822.50	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.30%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Brown Capital Management Mid-Cap Fund

Schedule of Investments

As of March 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - 94.82%

Consumer Discretionary - 11.52%
*	Coach Inc	3,005	$ 50,184
*	Dick's Sporting Goods Inc	4,482	63,958
	Family Dollar Stores Inc	367	12,247
	Staples Inc	2,094	37,922
*	Starbucks Corp	2,316	25,731
*	Tractor Supply Co	1,922	69,307
			259,349
Consumer Staples - 9.79%
*	Chattem Inc	962	53,920
*	Hansen Natural Corp	2,187	78,732
*	United Natural Foods Inc	2,393	45,395
	Whole Foods Market Inc	2,522	42,370
			220,417
Energy - 5.15%
*	Cameron International Corp	1,951	42,785
	Diamond Offshore Drilling Inc	834	52,425
	Smith International Inc	960	20,621
			115,831
Financials - 5.51%
*	Stifel Financial Corp	431	18,667
	T Rowe Price Group Inc	2,721	78,528
	Willis Group Holdings Ltd	1,224	26,928
			124,123
Health Care - 24.09%
	Allscripts-Misys Healthcare Solutions Inc	7,302	75,137
*	Celgene Corp	1,104	49,018
*	Covance Inc	1,494	53,231
*	Idexx Laboratories Inc	826	28,563
*	Intuitive Surgical Inc	89	8,487
	Meridian Bioscience Inc	1,853	33,576
*	Parexel International Corp	3,082	29,988
	Quest Diagnostics Inc	704	33,426
μ	Shire PLC	1,253	45,033
*	St Jude Medical Inc	2,587	93,986
*	United Therapeutics Corp	731	48,312
*	Waters Corp	1,176	43,453
			542,210
			(Continued)

The Brown Capital Management Mid-Cap Fund

Schedule of Investments

As of March 31, 2009
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

Industrials - 15.54%
*	Copart Inc	1,944	$ 57,659
	Expeditors International of Washington Inc	1,924	54,430
	Fastenal Co	1,356	43,602
*	Iron Mountain Inc	2,390	52,986
	JB Hunt Transport Services Inc	1,248	30,089
	MSC Industrial Direct Co	936	29,082
*	Old Dominion Freight Line Inc	940	22,081
*	Quanta Services Inc	2,783	59,695
			349,624
Information Technology - 19.08%
*	Akamai Technologies Inc	1,826	35,425
	Blackbaud Inc	3,248	37,709
*	Citrix Systems Inc	1,440	32,602
*	Diodes Inc	4,142	43,947
	Factset Research Systems Inc	854	42,691
*	FLIR Systems Inc	2,855	58,470
*	Macrovision Solutions Corp	2,567	45,667
*	NetApp Inc	3,183	47,236
	The Western Union Co	3,839	48,256
*	Trimble Navigation Ltd	2,441	37,298
			429,301
Materials - 4.14%
	Ecolab Inc	1,595	55,394
	Sigma-Aldrich Corp	998	37,715
			93,109

	Total Common Stocks (Cost $2,423,832)		2,133,964

INVESTMENT COMPANIES - 5.57%
§	Dreyfus Cash Management, 0.74%	99,334	99,334
§	Fidelity Institutional Money Market Funds, 0.98%	25,955	25,955

	Total Investment Companies (Cost $125,289)		125,289

Total Value of Investments (Cost $2,549,121) - 100.39%			$ 2,259,253

Liabilities in Excess of Other Assets - (0.39)%			(8,752)

Net Assets - 100%			$ 2,250,501
			(Continued)

The Brown Capital Management Mid-Cap Fund

Schedule of Investments

As of March 31, 2009

*	Non-income producing investment
§	Represents 7 day effective yield
μ	American Depositary Receipt

The following acronym is used in this portfolio:
PLC - Public Limited Company (British)

	Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Consumer Discretionary	11.52%	$ 259,349
	Consumer Staples	9.79%	220,417
	Energy	5.15%	115,831
	Financials	5.51%	124,123
	Health Care	24.09%	542,210
	Industrials	15.54%	349,624
	Information Technology	19.08%	429,301
	Materials	4.14%	93,109
	Other	5.57%	125,289
	Total	100.39%	$ 2,259,253

See Notes to Financial Statements

The Brown Capital Management Funds

Statements of Assets and Liabilities

	Balanced	Equity	Small Company	International		Mid-Cap
As of March 31, 2009	Fund	Fund	Fund	Equity Fund		Fund

Assets:
Unaffiliated investments, at cost	$10,600,819	$7,417,997	$ 317,712,049	$ 9,324,376		$2,549,121
Affiliated investments, at cost	-	-	13,009,486	-		-
Unaffiliated investments, at value (note 1)	$ 8,361,216	$5,420,066	$ 303,342,042	$ 6,809,364		$2,259,253
Affiliated investments, at value (note 1)	-	-	6,085,706	-		-
Total investments, at value(note 1)	$ 8,361,216	$5,420,066	$ 309,427,748	$ 6,809,364		$2,259,253
Receivables:
Investments sold	-	-	1,213,342	-		-
Fund shares sold	11,512	344	4,070,267	6,884		26,720
Interest and dividends, at value (note 1)	39,807	11,937	107,164	18,710	*	1,178
Prepaid expenses
Fund accounting fees	2,261	2,270	2,326	2,276		2,271
Compliance services fees	669	669	653	669		669
Other expenses	3,185	3,743	28,846	3,020		20,852
Due from affiliates:
Advisor (note 2)	-	229	-	15,713		4,272

Total Assets	8,418,650	5,439,258	314,850,346	6,856,636		2,315,215

Liabilities:
Payables:
Investments purchased	-	-	2,485,860	49		45,796

	Fund shares repurchased	37,172	45,535	277,029	-	609
	Distributions	223	1,178	-	-	3,169
	Accrued expenses	17,144	15,267	21,189	29,364	15,140
	Due to affiliates
	Advisor (note 2)	2,341	-	-	-	-

	Total Liabilities	56,880	61,980	2,784,078	29,413	64,714

Net Assets		$ 8,361,770	$5,377,278	$ 312,066,268	$ 6,827,223	$2,250,501

Net Assets Consist of:
	Capital (par value and paid in surplus)	$12,068,348	$8,471,205	$ 337,678,834	$12,247,076	$4,431,362
	Undistributed net investment income	13	8	-	-	-
	Accumulated net realized loss from investments
	and foreign currency translations	(1,466,988)	(1,096,004)	(4,318,779)	(2,904,683)	(1,890,993)
	Unrealized depreciation of investments
	and foreign currency translations	(2,239,603)	(1,997,931)	(21,293,787)	(2,515,170)	(289,868)

	Total Net Assets	$8,361,770	$5,377,278	$ 312,066,268	$ 6,827,223	$2,250,501
	Shares Outstanding, no par value
	(unlimited shares authorized)	744,706	493,710	13,160,599	1,139,498	228,220
	Net Asset Value Per Share**	$ 11.23	$ 10.89	$ 23.71	$ 5.99	$ 9.86
*	At Cost $18,868
**	Redemption price and maximum offering price per share are the same.

See Notes to Financial Statements.

The Brown Capital Management Funds

Statements of Operations

	Balanced	Equity	Small Company	International	Mid-Cap
For the fiscal year ended March 31, 2009	Fund	Fund	Fund	Equity Fund	Fund

Investment Income:
Interest	$ 134,426	$ 2,393	$ -	$ -	$ -
Dividends	127,079	111,557	1,912,288	382,132	163,542
Foreign tax withheld	-	-	-	(42,740)	-
Other income	-	-	460	627	-

Total Income	261,505	113,950	1,912,748	340,019	163,542

Expenses:
Advisory fees (note 2)	70,321	47,878	3,179,263	102,484	45,178
Administration fees (note 2)	24,000	24,000	392,926	24,000	24,000
Transfer agent fees (note 2)	19,950	20,247	45,745	20,790	23,913
Fund accounting fees (note 2)	28,082	27,737	58,793	28,025	35,102
Custody fees (note 2)	4,903	4,763	42,835	32,542	5,317
Compliance services fees (note 2)	7,750	7,750	7,750	7,750	7,750
Distribution and service fees - Investor Shares (note 3)	-	-	-	-	8,786
Registration and filing administration fees (note 2)	4,124	5,241	8,593	3,166	9,020
Legal fees	12,086	12,231	17,906	13,898	14,529
Audit and tax preparation fees	16,083	14,611	19,699	18,122	14,551
Registration and filing expenses	7,025	10,770	59,909	8,536	20,020
Printing expenses	389	560	5,544	556	333
Trustees' fees and expenses	2,757	2,757	2,758	2,757	2,757
Securities pricing fees	7,104	4,276	3,967	12,044	4,625
Chief compliance officer fees	9,000	9,000	9,000	9,000	9,000
Other expenses	8,142	7,678	77,456	8,601	7,330

Total Expenses	221,716	199,499	3,932,144	292,271	232,211

Expenses reimbursed by Advisor (note 2)	(21,408)	(63,087)	-	-	(99,928)
Advisory fees waived (note 2)	(70,321)	(47,878)	-	(87,241)	(45,178)

Net Expenses	129,987	88,534	3,932,144	205,030	87,105

Net Investment Income/(Loss)	131,518	25,416	(2,019,396)	134,989	76,437

Realized and Unrealized Loss on Investments:
Net realized loss from unaffiliated investment and
foreign securities transactions	(899,488)	(933,044)	(4,318,779)	(2,933,861)	(1,728,300)
Change in unrealized depreciation of
investments and foreign currency translations	(2,447,906)	(2,077,716)	(95,514,314)	(3,171,250)	(496,524)

Realized and Unrealized Loss on Investments	(3,347,394)	(3,010,760)	(99,833,093)	(6,105,111)	(2,224,824)

Net Decrease in Net Assets
Resulting from Operations	$(3,215,876)	$(2,985,344)	$ (101,852,489)	$(5,970,122)	$(2,148,387)

See Notes to Financial Statements.

The Brown Capital Management Funds

Statements of Changes in Net Assets

	Balanced Fund		Equity Fund
For the fiscal years ended March 31,	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$ 131,518	$ 122,993	$ 25,416	$ (15,142)
Net realized (loss)/gain from investment
and foreign currency transactions	(899,488)	345,778	(933,044)	585,103
Change in unrealized depreciation of
investments and foreign currency translations	(2,447,906)	(948,483)	(2,077,716)	(1,279,552)
Net Decrease in Net Assets
Resulting from Operations	(3,215,876)	(479,712)	(2,985,344)	(709,591)
Distributions to Shareholders: (note 5)
Net investment income	(131,528)	(122,972)	(25,408)	-
Decrease in Net Assets Resulting from Distributions	(131,528)	(122,972)	(25,408)	-
Capital Share Transactions: (note 6)
Shares sold	427,885	117,776	32,974	351,665
Reinvested dividends and distributions	130,710	122,256	20,559	-
Shares repurchased	(1,763,171)	(583,755)	(1,095,287)	(3,449,864)
Net Decrease from Capital Share Transactions	(1,204,576)	(343,723)	(1,041,754)	(3,098,199)
Net Decrease in Net Assets	(4,551,980)	(946,407)	(4,052,506)	(3,807,790)
Net Assets:
Beginning of Year	12,913,750	13,860,157	9,429,784	13,237,574
End of Year	$ 8,361,770	$ 12,913,750	$5,377,278	$ 9,429,784

Undistributed Net Investment Income	$ 13	$ 23	$ 8	$ -

	Small Company Fund		International Equity Fund

For the fiscal years ended March 31,	2009	2008	2009	2008

Operations:
Net investment (loss)/income	$ (2,019,396)	$ (2,459,714)	$ 134,989	$ 185,479
Net realized (loss)/gain from investment
and foreign currency transactions	(4,318,779)	14,681,667	(2,933,861)	3,063,833
Change in unrealized depreciation of
investments and foreign currency translations	(95,514,314)	(17,765,780)	(3,171,250)	(4,830,460)
Net Decrease in Net Assets
Resulting from Operations	(101,852,489)	(5,543,827)	(5,970,122)	(1,581,148)
Distributions to Shareholders: (note 5)
Net investment income	-	-	(135,575)	(64,934)
Net realized gain from investment transactions	(4,231,565)	(32,232,225)	(663,991)	(3,080,504)
Decrease in Net Assets Resulting from Distributions	(4,231,565)	(32,232,225)	(799,566)	(3,145,438)
Capital Share Transactions: (note 6)
Shares sold	208,566,498	117,948,962	6,287,214	2,047,365
Reinvested dividends and distributions	4,043,796	32,014,370	572,832	2,469,245
Shares repurchased	(91,896,787)	(142,835,173)	(7,891,181)	(2,397,166)
Net Increase/(Decrease) from Capital Share Transactions	120,713,507	7,128,159	(1,031,135)	2,119,444
Net Increase/(Decrease) in Net Assets	14,629,453	(30,647,893)	(7,800,823)	(2,607,142)
Net Assets:
Beginning of Year	297,436,815	328,084,708	14,628,046	17,235,188
End of Year	$ 312,066,268	$ 297,436,815	$6,827,223	$ 14,628,046

Undistributed Net Investment Income	$ -	$ -	$ -	$ 46,992

				(Continued)

The Brown Capital Management Funds

Statements of Changes in Net Assets

	Mid-Cap Fund
For the fiscal years ended March 31,	2009	2008

Operations:
Net investment income/(loss)	$ 76,437	$ (73,824)
Net realized (loss)/gain from investments	(1,728,300)	97,926
Change in unrealized depreciation of investments	(496,524)	(382,866)
Net Decrease in Net Assets Resulting from Operations	(2,148,387)	(358,764)
Distributions to Shareholders: (note 5)
Net investment income - Institutional Shares	(85,474)	-
Net investment income -Investor Shares	-	-
Net realized gain from investment transactions - Institutional Shares	-	(189,433)
Net realized gain from investment transactions -Investor Shares	-	(407,214)
Net Decrease from Distributions	(85,474)	(596,647)
Capital Share Transactions: (note 6)
Institutional Shares
Shares sold	181,456	31,457
Reinvested dividends and distributions	70,437	154,237
Shares converted - (note 1)	28,362	-
Shares repurchased	(46,354)	(6,952)
Investor Shares
Shares sold	607,071	1,677,805
Reinvested dividends and distributions	-	407,214
Shares converted - (note 1)	(28,362)	-
Shares repurchased	(5,216,971)	(659,402)
Net (Decrease)/Increase from Capital Share Transactions	(4,404,361)	1,604,359

Net (Decrease)/Increase in Net Assets	(6,638,222)	648,948
Net Assets:
Beginning of Year	8,888,723	8,239,775
End of Year	$2,250,501	$ 8,888,723

Undistributed Net Investment Income	$ -	$ -

See Notes to Financial Statements

The Brown Capital Management Funds

Financial Highlights

For a share outstanding during the	Balanced Fund
fiscal years ended March 31,	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$ 15.28	$ 16.01	$ 15.87	$ 14.38	$ 14.91
(Loss)/Income from Investment Operations:
Net investment income	0.17	0.15	0.14	0.10	0.11
Net realized and unrealized (losses)/gains on securities	(4.05)	(0.73)	0.14	1.49	(0.53)
Total from Investment Operations	(3.88)	(0.58)	0.28	1.59	(0.42)
Less Distributions:
Dividends (from net investment income)	(0.17)	(0.15)	(0.14)	(0.10)	(0.11)
Total Distributions	(0.17)	(0.15)	(0.14)	(0.10)	(0.11)
Net Asset Value, End of Year	$ 11.23	$ 15.28	$ 16.01	$ 15.87	$ 14.38
Total Return (a)	(25.53)%	(3.70)%	1.77%	11.09%	(2.85)%
Net Assets, End of Year (in thousands)	$ 8,362	$12,914	$13,860	$13,129	$ 14,068
Average Net Assets for the Year (in thousands)	$10,819	$13,853	$12,940	$12,538	$ 13,807
Ratio of Gross Expenses to Average Net Assets (b)	2.05%	1.76%	1.77%	1.70%	1.62%
Ratio of Net Expenses to Average Net Assets (b)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.22%	0.89%	0.88%	0.64%	0.77%
Portfolio Turnover Rate	30.77%	55.72%	52.67%	68.21%	40.53%

For a share outstanding during the	Equity Fund
fiscal years ended March 31,	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$ 16.92	$ 18.41	$ 18.26	$ 16.07	$ 16.80
(Loss)/Income from Investment Operations:
Net investment income/(loss)	0.05	(0.03)	(0.03)	(0.05)	(0.03)
Net realized and unrealized (losses)/gains on securities	(6.03)	(1.46)	0.18	2.24	(0.70)
Total from Investment Operations	(5.98)	(1.49)	0.15	2.19	(0.73)
Less Distributions:
Dividends (from net investment income)	(0.05)	-	-	-	-
Total Distributions	(0.05)	-	-	-	-
Net Asset Value, End of Year	$ 10.89	$ 16.92	$ 18.41	$ 18.26	$ 16.07
Total Return (a)	(35.34)%	(8.09)%	0.82%	13.63%	(4.35)%
Net Assets, End of Year (in thousands)	$ 5,377	$ 9,430	$13,238	$14,196	$ 12,978
Average Net Assets for the Year (in thousands)	$ 7,366	$11,736	$12,984	$13,513	$ 13,390
Ratio of Gross Expenses to Average Net Assets (b)	2.71%	1.95%	1.79%	1.61%	1.66%
Ratio of Net Expenses to Average Net Assets (b)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.35%	(0.13)%	(0.17)%	(0.31)%	(0.15)%
Portfolio Turnover Rate	39.19%	62.98%	68.61%	65.64%	47.19%

(a)			Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)			The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.				(Continued)

The Brown Capital Management Funds

Financial Highlights

For a share outstanding during the	Small Company Fund
fiscal years ended March 31,	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$ 31.63	$ 35.44	$ 34.90	$ 27.04	$ 30.21
(Loss)/Income from Investment Operations:
Net investment loss	(0.15)	(0.26)	(0.30)	(0.35)	(0.36)
Net realized and unrealized (losses)/gains on securities	(7.44)	0.22	4.42	8.21	(2.81)
Total from Investment Operations	(7.59)	(0.04)	4.12	7.86	(3.17)
Less Distributions:
Distributions (from capital gains)	(0.33)	(3.77)	(3.58)	-	-
Total Distributions	(0.33)	(3.77)	(3.58)	-	-
Net Asset Value, End of Year	$ 23.71	$ 31.63	$ 35.44	$ 34.90	$ 27.04
Total Return (a)	(24.00)%	(1.33)%	12.56%	29.07%	(10.49)%
Net Assets, End of Year (in thousands)	$312,066	$297,437	$328,085	$396,243	$453,920
Average Net Assets for the Year (in thousands)	$317,926	$318,185	$361,229	$412,533	$634,743
Ratio of Gross Expenses to Average Net Assets (b)	1.24%	1.22%	1.20%	1.19%	1.18%
Ratio of Net Expenses to Average Net Assets (b)	1.24%	1.22%	1.20%	1.19%	1.18%
Ratio of Net Investment Loss to Average Net Assets	(0.64)%	(0.77)%	(0.77)%	(0.97)%	(0.95)%
Portfolio Turnover Rate	8.09%	20.91%	14.08%	9.98%	11.17%

For a share outstanding during the	International Equity Fund
fiscal years ended March 31,	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$ 12.33	$ 16.68	$ 14.17	$ 11.82	$ 10.24
(Loss)/Income from Investment Operations:
Net investment income/(loss)	0.12	0.15	0.03	0.03	(0.01)
Net realized and unrealized (losses)/gains on securities	(5.75)	(1.43)	2.99	2.32	1.59
Total from Investment Operations	(5.63)	(1.28)	3.02	2.35	1.58
Less Distributions:
Dividends (from net investment income)	(0.12)	(0.05)	(0.02)	-	-
Distributions (from capital gains)	(0.59)	(3.02)	(0.49)	-	-
Total Distributions	(0.71)	(3.07)	(0.51)	-	-
Net Asset Value, End of Year	$ 5.99	$ 12.33	$ 16.68	$ 14.17	$ 11.82
Total Return (a)	(46.39)%	(9.84)%	21.46%	19.88%	15.43%
Net Assets, End of Year (in thousands)	$ 6,827	$ 14,628	$ 17,235	$ 12,906	$ 10,451
Average Net Assets for the Year (in thousands)	$ 10,248	$ 16,854	$ 15,099	$ 11,234	$ 8,477
Ratio of Gross Expenses to Average Net Assets (b)	2.85%	2.15%	2.09%	2.23%	2.73%
Ratio of Net Expenses to Average Net Assets (b)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.32%	1.10%	0.20%	0.25%	(0.08)%
Portfolio Turnover Rate	46.08%	53.61%	30.86%	27.89%	18.22%

(a)				Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)				The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.					(Continued)

The Brown Capital Management Funds

Financial Highlights

For a share outstanding during the	Mid-Cap Fund
fiscal years ended March 31,	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$ 12.95	$ 14.26	$ 15.87	$ 14.18	$ 13.83
(Loss)/Income from Investment Operations:
Net investment income/(loss)	0.36	(0.09)	(0.08)	(0.09)	(0.12)
Net realized and unrealized (losses) gains on securities	(3.05)	(0.25)	0.11	2.64	0.63
Total from Investment Operations	(2.69)	(0.34)	0.03	2.55	0.51
Less Distributions:
Dividends (from net investment income)	(0.40)	-	-	-	-
Distributions (from capital gains)	-	(0.97)	(1.64)	(0.86)	(0.16)
Total Distributions	(0.40)	(0.97)	(1.64)	(0.86)	(0.16)
Net Asset Value, End of Year	$ 9.86	$ 12.95	$ 14.26	$ 15.87	$ 14.18
Total Return (a)	(20.80%)	(3.13%)	0.29%	18.43%	3.71%
Net Assets, End of Year (in thousands)	$ 2,251	$ 2,675	$ 2,769	$ 2,850	$ 2,400
Average Net Assets for the Year (in thousands)	$ 2,509	$ 2,913	$ 2,714	$ 2,560	$ 2,285
Ratio of Gross Expenses to Average Net Assets (b)	4.16%	2.81%	3.20%	3.36%	4.45%
Ratio of Net Expenses to Average Net Assets (b)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.19%	(0.65%)	(0.53%)	(0.60%)	(0.90%)
Portfolio Turnover Rate	51.21%	63.43%	65.13%	80.70%	39.82%

(a)		Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)		The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2009

 ______________________________________________________________________

1.	Organization and Significant Accounting Policies

The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are each a series portfolio of The Nottingham Investment Trust II (the “Trust”), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report is classified as a diversified company as defined in the 1940 Act.

The Brown Capital Management Balanced Fund (“Balanced Fund”) commenced operations on August 11, 1992. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments.

The Brown Capital Management Equity Fund (“Equity Fund”) commenced operations on August 11, 1992. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks.

The Brown Capital Management Small Company Fund (“Small Company Fund”) commenced operations on July 23, 1992. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment.

The Brown Capital Management International Equity Fund (“International Equity Fund”) commenced operations on May 28, 1999. The investment objective of the Fund is to provide its shareholders with long-term capital growth, consisting of both realized and unrealized capital gains, through investment in a diversified international portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies that are incorporated in foreign countries.

The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”) commenced operations on September 30, 2002. The investment objective of the Fund is to seek long-term capital appreciation by investing in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered “mid-cap” companies. The Fund’s investment adviser considers a company to be a “mid-cap” company if it has, at the time of purchase by the Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index. As of March 31, 2009, the market value of companies in the Russell Midcap® Growth Index varied from approximately $750 million to approximately $16 billion.

Prior to December 31, 2008, the Mid-Cap Fund offered two classes of shares (Institutional Shares and Investor Shares). On that date, the Investor Shares were converted into the Institutional Shares. Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2009

  ______________________________________________________________________

security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to a Fund’s net asset value calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities priced by fair value as of March 31, 2009 represented 1.07% of the net assets of the Balanced Fund.

Fair Value Measurement

In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement on Accounting Standards No. 157, “Fair Value Measurement” (“SFAS 157”). SFAS 157 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2009:

Fund	Valuation Inputs	Investments In Securities
Balanced Fund	Level 1	$7,142,152
	Level 2	1,129,760
	Level 3	89,304
Equity Fund	Level 1	5,091,479
	Level 2	328,587
	Level 3	-
Small Company Fund	Level 1	290,530,343
	Level 2	18,897,405
	Level 3	-
International Equity Fund	Level 1	5,963,202
	Level 2	846,162
	Level 3	-
Mid-Cap Fund	Level 1	2,133,964
	Level 2	125,289
	Level 3	-

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2009

  ______________________________________________________________________

The following is a reconciliation of Level 3 investments in securities noted above:

Fund	Description	Level 3 Reconciliation
Balanced Fund	Balance, beginning of fiscal year	$89,448
	Accrued premiums	(782)
	Change in unrealized appreciation	767
	Sinking fund payment	(129)
	Balance, end of fiscal year	$89,304

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Affiliated Companies

An affiliated company is a company that can have direct or indirect common ownership. The Small Company Fund owns greater than 5% of the affiliated company listed in the below table. The below table is for the fiscal year ended March 31, 2009.

Security	Number of Shares	Net Profit (Loss)	Dividends or Interest	Current Market Value
PROS Holdings Inc.	1,308,754	-	-	$6,085,706

Expenses

Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees.

Foreign Currency Translation (International Equity Fund)

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Dividend Distributions

Each of the Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2009

  ______________________________________________________________________

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Federal Income Taxes

The Equity Fund and the Mid-Cap Fund are considered personal holding companies as defined under Section 542 of the Internal Revenue Code since 50% of the Fund’s shares were owned directly or indirectly by five or fewer individuals at a certain time during the last half of the fiscal year. As personal holding companies, the Funds may be subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Other Service Providers

Advisor

Each Fund pays a monthly advisory fee to Brown Capital Management, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the annual rates as shown in Schedule B provided on the following page. The Advisor has entered into contractual agreements (“Expense Limitation Agreement") with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in amounts that limit the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of such Fund’s business, and amounts, if any payable under a Rule 12b-1 Plan, and acquired fund fees) to not more than a specified percentage of the average daily net assets of each Fund for the current fiscal year. There can be no assurance that the Expense Limitation Agreement will continue in the future. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three fiscal years for all the Funds, provided that the respective Fund’s total assets exceed $20 million for the Balanced Fund, the Equity Fund, the Small Company Fund, and the International Equity Fund and $15 million for the Mid-Cap Fund. Additionally, the respective Fund must reach a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the respective fund to exceed the corresponding annual expense ratio limit as described above. See Schedule A below for the amount of fees waived that could possibly be recaptured if all the requirements above are met.

___________________________________________________________________________________________

Schedule A Fund	2009	2008	2007
Balanced Fund	$91,729	$76,955	$73,554
Equity Fund	110,965	88,704	75,746
Small Company Fund	-	-	-
International Equity Fund	87,241	23,923	15,021
Mid-Cap Fund	145,106	136,754	142,487

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2009

  ______________________________________________________________________

The expense limitation percentages, as well as the Advisory fees waived and expenses reimbursed for the current fiscal year are included in Schedule B.

Schedule B Fund	Advisor Fees		Expense Limitation Ratio	Advisor Fees Waived	Expenses Reimbursed
	Average Net Assets	Rate
Balanced Fund	First $100 million	0.65%	1.20%	$70,321	$21,408
	Over $100 million	0.50%
Equity Fund	First $100 million	0.65%	1.20%	47,878	63,087
	Over $100 million	0.50%
Small Company Fund	On all assets	1.00%	1.50%	-	-
International Equity Fund	First $100 million	1.00%	2.00%	87,241	-
	Over $100 million	0.75%
Mid-Cap Fund	On all assets	0.75%	1.30%	45,178	99,928

Administrator

Each Fund pays a monthly administration fee to The Nottingham Company (“the Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates which are subject to a minimum of $2,000 per month per Fund. The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services and for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses (which are immaterial in amount). A breakdown of fees paid to the Administrator is provided in Schedule C.

_________________________________________________________________________________________
Schedule C			Custody Fees (1)		Fund Accounting Fees (monthly)	Fund Accounting Fees (on all assets)	Blue Sky Administration Fees (annual)
	Administration Fees (1)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
All Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250 (2)	0.01%	$160 per state
	Next $50 million	0.150%	Over $100 million	0.009%	$750 (2)
	Next $50 million	0.125%
	Over $150 million	0.100%

(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody, respectively.

(2) These fees are based on the number of classes of shares for each Fund. Each Fund pays $2,250 per month for the initial class of shares and $750 per month for each additional class of shares.

Compliance Services

The Nottingham Compliance Services, LLC (“NCS, LLC”), a fully owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. It receives compensation for this service at an annual rate of $7,750 for each Fund.

Transfer Agent

North Carolina Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Funds. It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,500 per month per Fund and $500 per month per Fund for each additional class of shares. The Transfer Agent is also reimbursed for out-of-pocket expenses.

Distributor

Capital Investment Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter and distributor.

Certain Trustees and officers of the Trust are also employees and/or officers of the Advisor, the Administrator, NCS, LLC, the Transfer Agent or the Distributor.

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2009

  ______________________________________________________________________

3.	Distribution and Service Fees (Mid-Cap Fund)

The Trustees, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”) adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) applicable to the Mid-Cap Fund Investor Shares. The 1940 Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

The Plan provided that the Mid-Cap Fund could incur certain costs, which could not exceed 0.25% per annum of the average daily net assets of Investor Shares for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees could not exceed 0.25% per annum of the Investor Shares’ average daily net assets. The Mid-Cap Fund incurred $8,786 of such expenses for the Investor Shares under the Plan for the period ended December 31, 2008, when the Investor Shares were converted to Institutional Shares. In conjunction with the closing of the Investor Shares of the Mid-Cap Fund, the Trustees, including the Independent Trustees, terminated the Plan.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended March 31, 2009, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below. Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

_________________________________________________________________________________________
Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of U.S. Government Obligations	Proceeds from Sales of U.S. Government Obligations
Balanced Fund	$3,220,116	$4,271,138	$ -	$655,036
Equity Fund	2,849,621	3,989,017	-	-
Small Company Fund	128,443,212	24,362,989	-	-
International Equity Fund	4,544,227	6,661,613	-	-
Mid-Cap Fund	3,026,012	7,288,329	-	-

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2006, 2007, and 2008 and determined that the implementation of Financial Accounting Standards Board Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” had no impact on the Funds’ net assets or results of operations. As of and during the year ended March 31, 2009, the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2009

  ______________________________________________________________________

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses and foreign currency translations. For the fiscal year ended March 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss) on Investments
Balanced Fund	$ -	$ -	$ -
Equity Fund	-	-	-
Small Company Fund	(2,019,350)	2,019,396	(46)
International Equity Fund	(15,228)	(46,406)	61,634
Mid-Cap Fund	(9,037)	9,037	-

At March 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

	Balanced Fund	Equity Fund	Small Company Fund	International Equity Fund	Mid-Cap Fund
Cost of Investments	$10,636,509	$7,449,681	$330,721,535	$9,822,212	$2,682,958

Unrealized Appreciation	335,245	165,473	58,771,936	555,278	93,560
Unrealized Depreciation	(2,610,538)	(2,195,088)	(80,065,723)	(3,568,126)	(517,265)
Net Unrealized Depreciation	(2,275,293)	(2,029,615)	(21,293,787)	(3,012,848)	(423,705)
Unrealized Foreign Currency Translation	-	-	-	(158)	-
Undistributed Ordinary Income	13	8	-	-	-
Accumulated Capital Losses	(889,500)	(388,087)	(3,896,546)	(1,458,651)	(1,548,147)
Other Book/Tax Differences	(541,798)	(676,233)	(422,233)	(948,196)	(209,009)

Distributable Earnings	$(3,706,578)	$(3,093,927)	$(25,612,566)	$(5,419,853)	$(2,180,861)

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the Funds’ fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

Accumulated capital losses noted below represent net capital loss carry-forwards, as of March 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Expiration Dates	Balanced Fund	Equity Fund	Small Company Fund	International Equity Fund	Mid-Cap Fund
March 31, 2011	$436,773	$ -	$ -	$ -	$ -
March 31, 2012	43,929	146,535	-	-	-
March 31, 2017	408,798	241,552	3,896,546	1,458,651	1,548,147

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2009

  ______________________________________________________________________

Distributions during the fiscal years ended were characterized for tax purposes as follows:

	Ordinary Income		Long-term Capital Gain
Fund	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008
Balanced Fund	$131,528	$122,972	$ -	$ -
Equity Fund	25,408	-	-	-
Small Company Fund	-	842,300	4,231,565	31,389,925
International Equity Fund	252,254	441,066	547,312	2,704,372
Mid-Cap Fund	85,474	75,581	-	521,066

6.	Capital Share Transactions

For the fiscal years ended March 31,	Balanced Fund		Equity Fund	Small Company Fund
	2009	2008	2009	2008	2009	2008
Transactions in Capital Shares
Shares sold	28,257	7,573	2,173	19,742	6,974,619	3,262,668
Reinvested distributions	10,336	7,486	1,851	-	169,197	897,012
Shares repurchased	(139,229)	(35,441)	(67,474)	(181,515)	(3,386,178)	(4,013,754)
Net (Decrease) Increase in Capital Shares	(100,636)	(20,382)	(63,450)	(161,773)	3,757,638	145,926
Shares Outstanding, Beginning of Year	845,342	865,724	557,160	718,933	9,402,961	9,257,035
Shares Outstanding, End of Year	744,706	845,342	493,710	557,160	13,160,599	9,402,961

For the fiscal years ended March 31,	International Equity Fund		Mid-Cap Fund
			Institutional Class		Investor Class
	2009	2008	2009	2008	2009	2008
Transactions in Capital Shares
Shares sold	975,476	136,963	16,731	2,150	45,591	116,603
Reinvested distributions	82,184	175,828	6,974	10,615	-	28,437
Shares converted – (note 1)	-	-	2,792	-	(2,533)	-
Shares repurchased	(1,104,664)	(159,753)	(4,795)	(463)	(530,283)	(46,117)
Net Increase in Capital Shares	(47,004)	153,038	21,702	12,302	(487,225)	98,923
Shares Outstanding, Beginning of Year	1,186,502	1,033,464	206,518	194,216	487,225	388,302
Shares Outstanding, End of Year	1,139,498	1,186,502	228,220	206,518	-	487,225

7.	New Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

8.	Commitments and Contingencies

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2009

  ______________________________________________________________________

9.	Subsequent Events

A plan of liquidation and dissolution of the Balanced Fund and the Equity Fund was submitted to each Fund’s shareholders for a vote with the results to be tallied at a meeting held on May 15, 2009. Upon that date, the liquidation and dissolution vote submitted to the shareholders was approved and the final closing date of the Balanced Fund and Equity Fund was determined to be May 22, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Nottingham Investment Trust II and the Shareholders of The Brown Capital Management Funds:

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund, each a series of shares of The Nottingham Investment Trust II (the "Funds"), including the schedules of investments, as of March 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2005 were audited by other auditors whose report dated April 29, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

May 27, 2009

The Brown Capital Management Funds

Additional Information (Unaudited)

For the fiscal year ended March 31, 2009

  ______________________________________________________________________

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website athttp://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-800-773-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3.	Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Funds’ fiscal year ending March 31, 2009.

During the fiscal year, theSmall Company Fund and International Equity Fund paid a long-term capital gain distribution of $4,231,565 and $547,312, respectively.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the Funds from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information reporting.

4.	Information about Trustees and Officers

The business and affairs of the Funds and the Trust are managed under the direction of the Board of Trustees of the Trust. Information concerning the Trustees and officers of the Trust and the Funds is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees received aggregate compensation of $11,833 ($2,367 from each Fund) during the fiscal year ended March 31, 2009 from the Funds for their services to the Funds and the Trust. The Interested Trustees and officers (other than the Chief Compliance Officer) did not receive compensation from the Funds for their services to the Funds and Trust.

(Continued)

The Brown Capital Management Funds

Additional Information (Unaudited)

For the fiscal year ended March 31, 2009

  ______________________________________________________________________

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 76	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	6

Independent Trustee of the following: DGHM Investment Trust for the one series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).

James H. Speed, Jr., 55	Trustee	Since September 2002	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	6

Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies). Member of Board of Directors of NC Mutual Life Insurance Company. Member of Board of Directors of M&F Bancorp.

Interested Trustees*
Keith A. Lee, 48 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; Vice President and Principal Executive Officer, the Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Managing Director/Senior Portfolio Manager of Brown Capital Management, Inc. (advisor of the Funds); previously, Senior Vice President of Brown Capital Management, Inc.	6	None
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Funds.
Other Officers
Eddie C. Brown, 68 1201 N. Calvert Street Baltimore, Maryland 21202	President, the Funds	Since 1992	President and Chief Executive Officer of Brown Capital Management, Inc.; previously, Trustee of the Trust from 1992 until June 2002.	n/a	n/a

(Continued)

The Brown Capital Management Funds

Additional Information (Unaudited)

For the fiscal year ended March 31, 2009

  ______________________________________________________________________

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard K. Bryant, 49 Post Office Box 32249 Raleigh, NC 27622	Vice President	Since 2006

President of Capital Investment Group, Inc. (distributor of the Funds); Vice President of Capital Investment Counsel, Inc.; President of Capital Investment Brokerage, Inc. (broker/dealer firm); and President of N.C. Securities Industry Association (trade organization); Previously, Trustee of the Trust from 1990 until June 2002 and September 2002 until August 2006.

				n/a	n/a
Douglas S. Folk, 48 1180 Peachtree Street Suite 2300 Atlanta, Georgia 30309	President and Principal Executive Officer, EARNEST Partners Fixed Income Trust	Since 2004	Partner and Portfolio Manager of EARNEST Partners, LLC.	n/a	n/a
Vason Hamrick, 32	Secretary and Assistant Treasurer	Since 2007	Corporate Counsel to The Nottingham Company since 2004.	n/a	n/a
Angela D. Mincher, 42	Treasurer, Assistant Secretary and Principal Financial Officer	Since 2008	Systems Analyst for The Nottingham Company since 2005; previously, Fund Accountant for The Nottingham Company.	n/a	n/a
Julian G. Winters, 40	Chief Compliance Officer	Since 2004

Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.

				n/a	n/a

(Continued)

The Brown Capital Management

Mutual Funds are a series of

The Nottingham Investment Trust II

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

NC Shareholder Services, LLC	Brown Capital Management
116 South Franklin Street	1201 North Calvert Street
Post Office Drawer 4365	Baltimore, Maryland 21202

Rocky Mount, North Carolina 27803

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-877-892-4BCM (1-877-892-4226)

World Wide Web @:	World Wide Web @:

ncfunds.com	browncapital.com

Item 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the "Code") that applies to the registrant's principal executive officers ("PEOs") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2009, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2008 and March 31, 2009 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant Briggs, Bunting & Dougherty, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2008	2009
EARNEST Partners Fixed Income Trust	$13,500	$14,000
The Brown Capital Management Equity Fund	$12,000	$12,500
The Brown Capital Management Balanced Fund	$13,500	$14,000
The Brown Capital Management Small Company Fund	$14,500	$15,000
The Brown Capital Management International Equity Fund	$15,500	$16,000
The Brown Capital Management Mid-Cap Fund	$12,000	$12,500

(b)

Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2008 and March 31, 2009 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed in the fiscal years ended March 31, 2008 and March 31, 2009 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2008	2009
EARNEST Partners Fixed Income Trust	$2,000	$2,000
The Brown Capital Management Equity Fund	$2,000	$2,000
The Brown Capital Management Balanced Fund	$2,000	$2,000
The Brown Capital Management Small Company Fund	$2,000	$2,000
The Brown Capital Management International Equity Fund	$2,000	$2,000
The Brown Capital Management Mid-Cap Fund	$2,000	$2,000

(d)	All Other Fees –There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)

The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

Aggregate non-audit fees billed by the Accountant, to the registrant for services rendered during the fiscal years ended March 31, 2008 and 2009 were $12,000 and $12,000, respectively. There were no non-audit fees billed the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)

The registrant's officers, including the PEOs and PFO, concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures, that such disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEOs and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications of PEOs and PFO required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.
(a)(3)	Not applicable.
(b)	Certifications of PEOs and PFO required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Nottingham Investment Trust II

By: (Signature and Title)	/s/ Angela D. Mincher Angela D. Mincher Treasurer, Assistant Secretary, and Principal Financial Officer

Date: June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Douglas S. Folk Douglas S. Folk President and Principal Executive Officer, EARNEST Partners Fixed Income Trust

Date: June 8, 2009

By: (Signature and Title)

/s/ Keith A. Lee
Keith A. Lee
Trustee, The Nottingham Investment Trust II
Vice President and Principal Executive Officer, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund

Date: June 9, 2009

By: (Signature and Title)	/s/ Angela D. Mincher Angela D. Mincher Treasurer, Assistant Secretary, and Principal Financial Officer, The Nottingham Investment Trust II

Date: June 4, 2009